                                                                    EXHIBIT 10.3
                                     LEASE
                                (Multi Tenant)


                                    between

                     STRATEGIC PERFORMANCE FUND-II, INC.,
                            a Maryland corporation


                                      and

                             QUALSTAR CORPORATION,
                           a California corporation


                              September 20, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                     Page
                                                                     ----

1.     Parties..................................................       1

2.     Premises, Parking and Common Areas.......................       1
       2.1   Premises...........................................       1
       2.2   Vehicle Parking....................................       1
       2.3   Common Areas -- Definition.........................       2
       2.4   Common Areas -- Tenant's Rights....................       2
       2.5   Common Areas -- Rules and Regulations..............       2
       2.6   Common Areas -- Changes............................       3

3.     Term.....................................................       3
       3.1   Term...............................................       3
       3.2   Delays in Substantial Completion...................       4
       3.3   Delay in Possession................................       5
       3.4   Early Possession...................................       5

4.     Rent.....................................................       6
       4.1   Base Rent..........................................       6
       4.2   Operating Expenses.................................       7

5.     Security Deposit.........................................      13

6.     Use......................................................      14
       6.1   Use................................................      14
       6.2   Compliance with Law................................      14
       6.3   Conditions of Premises.............................      15

7.     Maintenance, Repairs, Alterations and Common Area
         Services...............................................      16
       7.1   Landlord's Obligations.............................      16
       7.2   Tenant's Obligations...............................      16
       7.3   Alterations and Additions..........................      17
       7.4   Utility Additions..................................      22
       7.5   Condition of Premises Upon Termination;
               Additional Use Provisions........................      22

8.     Insurance; Indemnity.....................................      23

9.     Damage or Destruction....................................      27

       9.1   Definitions........................................      27
       9.2   Premises Partial Damage; Premises Building
               Partial Damage...................................      28
       9.3   Premises Total Destruction; Premises Building
               Total Destruction; Industrial Center Buildings
               Total Destruction................................      29
       9.4   Damage Near End of Term............................      29
       9.5   Abatement of Rent; Tenant's Remedies...............      30
       9.6   Termination -- Advance Payments....................      30
       9.7   Waiver.............................................      31

10.    Real Property Taxes......................................      31
       10.1  Payment of Taxes...................................      31
       10.2  Additional Improvements............................      31
       10.3  Definition of "Real Property Tax"..................      31
       10.4  Joint Assessment...................................      32
       10.5  Personal Property Taxes............................      32
       10.6  Additional Provisions Regarding Real Property
               Taxes............................................      32

11.    Utilities................................................      32

12.    Assignment and Subletting................................      33
       12.1  Landlord's Consent Required........................      33
       12.2  Permitted Transfers................................      34
       12.3  Tenants Other Than Individuals.....................      35
       12.4  Terms and Conditions of Assignment.................      35
       12.5  Terms and Conditions Applicable to Subletting......      36
       12.6  Attorney's Fees....................................      38

13.    Default Remedies.........................................      38
       13.1  Default............................................      38
       13.2  Remedies...........................................      40
       13.3  Default by Landlord................................      41
       13.4  Late Charges.......................................      41

14.    Condemnation.............................................      42

15.    Broker's Commissions.....................................      43

16.    Estoppel Certificate.....................................      44

17.    Landlord's Liability.....................................      45

18.    Severability.............................................      45

19.    Interest on Past-due Obligations.........................      45

20.    Time of Essence..........................................      46

21.    Additional Rent..........................................      46

22.    Incorporation of Prior Agreements; Amendments............      46

23.    Notices..................................................      46

24.    Waivers..................................................      47

25.    Recording................................................      47

26.    Holding Over.............................................      47

27.    Cumulative Remedies......................................      48

28.    Covenants................................................      48

29.    Binding Effect; Choice of Law............................      48

30.    Subordination; Attornment; Non-Disturbance...............      48
       30.1  Subordination......................................      48
       30.2  Attornment.........................................      48
       30.3  Non-Disturbance....................................      49
       30.4  Self-Executing.....................................      49

31.    Attorneys Fees...........................................      49

32.    Landlord's Access........................................      49

33.    Auctions.................................................      50

34.    Signs....................................................      50

35.    Merger...................................................      50

36.    Consents.................................................      50

37.    Guarantor................................................      50

38.    Quiet Possession.........................................      50

39.    Options..................................................      51
       39.1  Definition.........................................      51
       39.2  Options Personal...................................      51
       39.3  Multiple Options...................................      51
       39.4  Effect of Default on Options.......................      51
       39.5  First Option.......................................      52
       39.6  Second Option......................................      53
       39.7  Fair Market Rent...................................      54

40.    Security Measures........................................      56

41.    Easements................................................      56

42.    Performance Under Protest................................      57

43.    Authority................................................      57

44.    Cashiers Checks..........................................      57

45.    Amendments to Lease......................................      57

45.    Storage Tanks............................................      58

46.    Hazardous Materials......................................      58
       46.1  Tenant's Covenants Regarding Hazardous
               Materials........................................      58
       46.2  Indemnification of Landlord........................      61

47.    Landlord's Default.......................................      61

48.    Recovery of Concessions Upon Early Termination...........      61

49.    Easements and Restrictions of Record.....................      62

50.    Offer....................................................      62

51.    Waiver of Trial by Jury..................................      62

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52.    Tenant's Right To Terminate Lease on Payment of Fee......      62
       52.1     Exercise of Termination Right...................      62
       52.2     Lease Termination Fee...........................      62
       52.2.2   Lease Concessions...............................      63
       52.2.3   Unamortized Value as of Lease Termination
                  Date..........................................      63
       53.2.3   Monthly Lease Amortization Amount...............      63

54.    Signage Right............................................      63

54.    Tenant Improvements......................................      64

55.    Tenant Improvement Plan..................................      64

56.    Construction of Tenant Improvements......................      65

57.    Available Space..........................................      68

                                     LEASE
                                     -----



     1.   Parties.  This Lease (the "Lease"), dated, for reference purposes
          -------
only, September 20, 2000, is made by and between STRATEGIC PERFORMANCE FUND-II, INC., a Maryland corporation (herein called "Landlord") and QUALSTAR CORPORATION, a California corporation (herein called "Tenant").

     2.   Premises, Parking and Common Areas.
          ----------------------------------

          2.1  Premises.  Landlord hereby leases to Tenant and Tenant leases
               --------
from Landlord for the Term (as defined below), at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Ventura, State of California, commonly known as 3990 Heritage Oaks Court, Building C, Simi Valley, California and described as the portion containing 56,845 square feet of the building located on the property shown on Exhibit "A" hereto, said 56,845 square feet herein referred to as the
-----------
"Premises," and cross-hatched on Exhibit "A" attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building." The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other improvements thereon, are herein collectively referred to as the "Industrial Center."

          2.2  Vehicle Parking.  Tenant shall be entitled to one hundred twenty-
               ---------------
seven (127) vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Landlord for parking. Tenant shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles, SUV's, or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

               2.2.1 Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, contractors, or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities.

               2.2.2 If Tenant permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease and such prohibited
                                  ---
activities do not cease within 24 hours after notice from Landlord, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Notwithstanding the foregoing, Landlord may exercise the rights provided for in paragraph 2.2.2 without prior notice to Tenant in the event of an emergency or
          -----
in the event that such violations shall occur on more than one occasion within the prior twelve (12) months, whether or not such prior violation was cured within 24 hours after Landlord's notice.

          2.3  Common Areas -- Definition.  The term "Common Areas" is defined
               --------------------------
as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and of other tenants of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

          2.4  Common Areas -- Tenant's Rights.  Landlord hereby grants to
               -------------------------------
Tenant, for the benefit of Tenant and its employees, contractors, suppliers, shippers, customers and invitees, during the Term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Landlord or Landlord's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur and is not cured within 24 hours after notice from Landlord, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Notwithstanding the foregoing, Landlord may exercise the rights provided for in paragraph 2.4 without prior notice to Tenant in the event of an emergency or in
          ---
the event that unauthorized storage shall occur on more than one occasion within the prior twelve (12) months, whether or not such prior violation was cured within 24 hours after Landlord's notice.

          2.5  Common Areas -- Rules and Regulations.  Landlord or such other
               -------------------------------------
person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Tenant agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, contractors, customers, and invitees to so abide and conform. Landlord shall not be responsible to Tenant for the non-compliance with said rules and regulations by other tenants of the Industrial Center. Landlord shall enforce all rules and regulations in a non-discriminatory manner.

          2.6  Common Areas -- Changes.  Landlord shall have the right, in
               -----------------------
Landlord's sole discretion, from time to time after written notice to Tenant:

               (1) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways;

               (2) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

               (3) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

               (4) To add additional buildings and improvements to the Common Areas;

               (5) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof;

               (6) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

               2.6.2 Landlord shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Tenant is entitled to under paragraph 2.2 be reduced.
                                           ---

     3.   Term.
          ----

          3.1  Term.  The term (the "Term") of this Lease shall be for one
               ----
hundred twenty (120) months commencing on the Commencement Date (as defined below) and ending on the Expiration Date (as defined below) unless sooner terminated pursuant to any provision hereof. The term "Commencement Date" means the date upon which Substantial Completion (as defined in paragraph 57.8,
                                                                          ----
hereof) of the Production Area Tenant Improvements (as defined below) occurs. The initial Term of this Lease shall expire at 5:00 p.m. on the day (the "Expiration Date") preceding the date that is one hundred twenty (120) months after the Commencement Date. Landlord and Tenant shall promptly execute an amendment to the Lease confirming the commencement and expiration dates of the initial Term as soon as the Commencement Date is determined, but failure to execute that amendment shall not affect the Commencement Date. If the Commencement Date falls on a day that is other than the first day of a calendar month, the number of months for purposes of rent adjustments under this Lease shall be measured from the first day of the calendar month in which the Commencement Date falls.

          3.2  Delays in Substantial Completion.  As used in this Lease, the
               --------------------------------
following terms have the following meanings:

               (1) The term "Production Area" means the portion of the Premises identified as the Production Area on Exhibit "A" hereto;

               (2) The term "Office Area" means the portion of the Premises identified as the Office Area on Exhibit "A" hereto;

               (3) The term "Production Area Tenant Improvements" means the portion of the Tenant Improvements being constructed with respect to the Production Area; and

               (4) The term "Office Area Tenant Improvements" means the portion of the Tenant Improvements being constructed with respect to the Office Area.

The obligation of Tenant to pay Base Rent with respect to the Production Area shall commence on the date (the "Production Area Rent Commencement Date") that is the later of December 15, 2000, or the date upon which Substantial Completion of the Production Area Tenant Improvements occurs. The portion of the Base Rent scheduled in Paragraph 4.1 attributable to the Production Area is hereby agreed to be 63.71% of the monthly Base Rent set forth in Paragraph 4.1 (the "Production Area Base Rent"). Tenant's obligation to pay Base Rent with respect to the Office Area shall commence on the date of Substantial Completion of the Office Area Tenant Improvements (the "Office Area Rent Commencement Date"). The portion of the Base Rent scheduled in Paragraph 4.1 attributable to Office Area is hereby agreed to be 36.29% of the monthly Base Rent set forth in Paragraph
4.1 (the "Office Area Base Rent"). In the event that Substantial Completion of the Production Area Tenant Improvements does not occur by the Production Area Outside Completion Date (as defined below), then Tenant shall be entitled to a rent credit equal to one day's monthly Production Area Base Rent for each one full day in the period from the Production Area Outside Completion Date until the date upon which Substantial Completion of the Production Area Tenant Improvements actually occurs. The term "Production Area Outside Completion Date" initially means December 15, 2000, and shall be extended by one day for every one in delay in Substantial Completion of the Production Area Tenant Improvements caused by (i) Tenant Delays (as defined below), (ii) inability to obtain, or delays in obtaining, necessary permits by October 1, 2000, and/or (iii) any other cause beyond the reasonable control of Landlord. In the event that Substantial Completion of the Office Area Tenant Improvements does not occur by the Office Area Outside Completion Date (as defined below), then Tenant shall be entitled to a rent credit equal to one day's monthly Office Area Base Rent for each one full day in the period from the Office Area Outside Completion Date until the date upon which Substantial Completion of the Office Area Tenant Improvements actually occurs. The term "Office Area Outside Completion Date" initially means January 31, 2001, and shall be extended by one day for every one in delay in Substantial Completion of the Office Area Tenant Improvements caused by (i) Tenant Delays, (ii) inability to obtain, or delays in obtaining, necessary permits by October 1, 2000, and/or (iii) any other cause beyond the reasonable control of Landlord.

          3.3  Delay in Possession.  Notwithstanding the Commencement Date, if
               -------------------
for any reason Landlord cannot deliver possession of the Production Area to Tenant on or before June 1, 2001 (the "Outside Commencement Date"), Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the Term hereof; provided, however, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days after the Outside Commencement Date, give notice ("Tenant's Termination Notice") that the Lease shall be canceled in the event that Substantial Completion of the Production Area Tenant Improvements shall not have occurred within thirty (30) days after Landlord's receipt of Tenant's Termination Notice. In the event such notice is given and Substantial Completion of the Production Area Tenant Improvements does not occur prior to the expiration of such thirty (30) days, this Lease shall be canceled and the parties shall be discharged from all obligations hereunder. If Tenant's Termination Notice is not received by Landlord within such ten (10) day period, Tenant's right to cancel this Lease under this Section 3.3 shall be of no further force or effect. The Outside Commencement Date and the thirty (30) day period after receipt of Tenant's Termination Notice shall be delayed and extended for one day for each day of delay in Substantial Completion of the Production Area Tenant Improvements due to Tenant Delays.

          3.4  Early Possession.  If Tenant occupies the Premises prior to the
               ----------------
Commencement Date, such occupancy shall be subject to all provisions of this Lease, and such occupancy shall not advance the Expiration Date. Tenant shall be permitted to enter the plant/warehouse portion of the Premises prior to the Commencement Date of the Lease without the obligation for payment of rent for the purpose of installing improvements needed for Tenant's use in the plant/warehouse portion of the Building; provided that (a) Tenant will not interfere with Landlord's construction of the Tenant Improvements, (b) Tenant first provides Landlord with all insurance required by the terms of this Lease,
(c) all construction by Tenant shall be performed in accordance with the terms of this Lease, including without limitation paragraph 7.3, and (d) Tenant has obtained any required approval of the City of Simi Valley to such early occupancy. Without limiting any other provision of this Lease, Landlord shall not be responsible for damages or loss to any work performed by Tenant or to Tenant's personal property or the personal property of Tenant's contractors, employees or agents which occurs during such period of early access, except such damages as may result from the gross negligence or willful misconduct of Landlord or its contractors, employees or agents.

     4.   Rent.
          ----

          4.1  Base Rent.  Commencing on the Production Area Rent Commencement
               ---------
Date as to the Production Area Base Rent and on the Office Area Rent Commencement Date as to the Office Area Base Rent, Tenant shall pay to Landlord, as base rent (the "Base Rent") for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the first day of each month of the Term hereof, monthly payments in advance in accordance with the following schedule:

          ----------------------------------------------------
           MONTHS                        MONTHLY BASE RENT
           ------                        -----------------
          ----------------------------------------------------
           1-24                                 $38,654.60
          ----------------------------------------------------
           25-48                                $41,007.94
          ----------------------------------------------------
           49-72                                $43,505.33
          ----------------------------------------------------
           73-96                                $46,154.80
          ----------------------------------------------------
           97-Expiration of initial             $48,965.63
           Term
          ----------------------------------------------------

  Tenant shall pay Landlord upon the execution hereof $38,654.60 as Base Rent for the first month of the Term. Rent for any period during the Term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

          4.2  Operating Expenses.  Tenant shall pay to Landlord during the Term
               ------------------
hereof, in addition to the Base Rent, Tenant's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the Term of this Lease, in accordance with the following provisions:

               (1) "Tenant's Share" is defined, for purposes of this Lease, as
     42.3458 percent.

               (2) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Landlord relating to the ownership and operation of the Industrial Center, including but not limited to the following:

               (1) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                      (aa) The Common Areas, including parking areas, loading
               and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, and fences and gates, elevators and roof.

                      (bb) Tenant directories and exterior signs;

                      (cc) Fire detection systems including sprinkler system
               maintenance and repair.

                      (dd) Any other service to be provided by Landlord that is
               elsewhere in this Lease stated to be an "Operating Expense."

               (2) Trash disposal, property management and security services and the cost of any environmental inspections;

               (3) Any deductible portion of an insured loss concerning the Building or the Common Areas;

               (4) The cost of the premiums for the liability and property insurance policies maintained by Landlord under paragraph 8 hereof;
                                                                    -
          provided that if Landlord elects to self-insure or includes the Premises under blanket insurance policies covering multiple properties, then the cost included in Operating Expenses shall include the portion of the reasonable cost of such self-insurance or blanket insurance that is allocated to the Premises;

                    (5) The amount of the real property tax to be paid by Landlord under paragraph 10.1 hereof;
                                   ----

                    (6) The cost of water, gas, electricity and telephone to service the Common Areas;

                    (7) the cost of Landlord's performing the maintenance obligations described in paragraph 7.1, including replacements;
                                             ---

                    (8) the cost of operating, repairing, replacing and maintaining the Building, the roof, and any other utilities or equipment, wherever situated, that are for the common use of the tenants of the Building or Industrial Center;

                    (9) the cost of a Commercial General Liability policy of insurance, insuring Landlord, but not Tenant, against liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center, in amounts determined by Landlord, if Landlord determines to obtain such insurance; and

                    (10) any charges or fees applicable to the Property imposed or assessed by any master association or pursuant to any covenants, conditions and restrictions and/or Reciprocal Easement Agreement affecting the Property and other property in the project of which the Property is a part.

                    (3) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b) of the definition of Operating
                                     ------
     Expenses shall not be deemed to impose an obligation upon Landlord to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Landlord already provides the services, or Landlord has agreed elsewhere in this Lease to provide the same or some of them.

                    (4)  Tenant's Share as set forth in paragraph 4.2(a), above,
                                                                  ------
     is Tenant's Share of Operating Expenses applicable only to the Building in which the Premises are located. The percentage set forth in paragraph 4.2(a) has been determined by dividing the approximate square footage of
     ------
     the Premises by the total approximate square footage of rentable space contained in the Building. It is understood and agreed that the percentage figure set forth in 4.2(a) is an approximation which Landlord
                                    ------
     and Tenant agree is reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Building.

               (5) Tenant's Share of Operating Expenses shall be payable by Tenant within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, an amount may be estimated by Landlord from time to time of Tenant's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Landlord shall designate, during each twelve-month period of the Lease Term, on the same day as the Base Rent is due hereunder. In the event that Tenant pays Landlord's estimate of Tenant's Share of Operating Expenses as aforesaid, Landlord shall deliver to Tenant within sixty (60) days after the expiration of each calendar year, or as soon thereafter as practicable, a reasonably detailed statement showing Tenant's Share of the actual Operating Expenses incurred during the preceding year. If Tenant's payments under this paragraph 4.2(e) during
                                                                ------
     said preceding year exceed Tenant's Share as indicated on said statement, Tenant shall be entitled to credit the amount of such overpayment against Tenant's Share of Operating Expenses next falling due. If Tenant's payments under this paragraph during said preceding year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within thirty (30) days after delivery by Landlord to Tenant of said statement.

               (6) Landlord and Tenant shall promptly adjust between them by appropriate cash payment any balance determined to exist with respect to Tenant's Share of Operating Expenses after the end of the calendar year in which this Lease terminates, prorating for any partial year involved.

               (7) Notwithstanding anything to the contrary in this paragraph 4.2, (i) the property management fee payable by Tenant shall be in an
     ---
     amount equal to 2% of the gross rentals under this Lease, (ii) Tenant's Share with respect to such property management fee shall be deemed to be 100% to reflect that only the portion of the property management fee attributable to the gross rentals under this Lease are payable by Tenant, and (iii) Tenant shall not be obligated to pay any property management fee attributable to the gross rentals under any other lease in the Industrial Center. The intent of this paragraph is that Tenant pay as part of Tenant's Share of Operating Expenses 2% of the gross rentals under this Lease and not any rental under any other lease.

               (8)  Special Limitation on Operating Expenses.  Anything to the
                    ----------------------------------------
     contrary herein notwithstanding, Landlord, at Landlord's cost, shall be responsible for the maintenance of the roof structure (excluding the roof membrane) and structural elements of exterior walls and foundations of the Building (the "Landlord Structural Elements").
                    ----------------------------

               (9) In the event of any dispute as to the amount of Operating Expenses as set forth in Landlord's statement of Operating Expenses delivered to Tenant, Tenant shall have the right, after reasonable notice and at reasonable times within one year after the final statement for such Operating Expenses is delivered to Tenant, to inspect and photocopy (at Tenant's expense) Landlord's accounting records with respect to Tenant's Share of Operating Expenses. If, after such inspection and photocopying, Tenant still disputes the amount of Operating Expenses as set forth in Landlord's statement, Tenant shall be entitled to retain an independent certified public accountant reasonably approved by Landlord to audit Landlord's records to determine the proper amount of such Operating Expenses and the proper amount payable by Tenant pursuant to this Lease. Tenant agrees to pay the cost of such audit, provided that Landlord shall pay such cost if the audit reveals that Landlord's determination of Operating Expenses as set forth in Landlord's statement overstated Operating Expenses by 5% or more. Landlord shall be required to maintain records of all Operating Expenses for one year after the final statement for such Operating Expenses. If such audit reveals an overstatement or understatement of Operating Expenses, the amount of the differential shall be promptly reimbursed to Tenant by Landlord or paid by Tenant to Landlord, as the case may be (provided that the amount of any underpayment owed by Tenant to Landlord shall be offset by the costs of the audit). Tenant may audit Operating Expenses for any year only once.

               (10) Notwithstanding the provisions of Section 4.2 or anything else in the Lease to the contrary, Operating Expenses shall not include the following:

               (1)  Any ground lease rental;

               (2) Costs incurred by Landlord for the repair of damage to the extent Landlord is reimbursed by insurance proceeds;

               (3) Costs incurred with respect to improvements made for other tenants or occupants in the Industrial Center that are not available to or do not benefit Tenant or that are incurred in renovating or maintaining vacant space for other potential tenants;

                    (4) Marketing costs including leasing commissions, attorneys' fees, space planning costs, and other costs and expenses incurred in connection with leases, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Industrial Center;

                    (5) Expenses in connection with services or other benefits which are provided to another tenant and not offered or available to Tenant;

                    (6) Costs incurred by Landlord due to the violation by Landlord or any other tenant of the terms and conditions of any lease of space in the Industrial Center;

                    (7) Overhead and profit increments paid to Landlord or to its agents or affiliates for goods and/or services in the Industrial Center to the extent the same exceeds the costs of such goods and/or services that could be obtained from unaffiliated third parties on a competitive basis;

                    (8) Landlord's corporate overhead and general and administrative expense;

                    (9) Tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments and/or file any income tax or informational returns when due;

                    (10) Costs arising from remedial work or the presence of Hazardous Materials (as defined in Paragraph 47) in or about the Industrial Center or the site on which it resides (the "Site"), including, without limitation, Hazardous Materials in the ground water or soil, but only to the extent (a) the same are Preexisting Conditions (as defined in Paragraph 47.3); (b) the same migrated on to the Site from sources located off of the Site or (c) the same are located outside of the Premises and were not placed on the Site by Tenant or any other of the Tenant Parties (as defined below).

                    (11) Costs arising from Landlord's charitable or political contributions;

                    (12) Costs (including in connection therewith all attorneys' fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims, litigation or arbitrations pertaining to the Landlord and/or the Industrial Center and/or Site;

                (13) Costs of the initial construction of the Building and Common Area;

                (14) interest, principal, depreciation, attorney's fees, points, fees, and other lender costs on any mortgage or mortgages, ground lease payments or other debt instrument encumbering the Building;

                (15) any bad debt loss or reserves for bad debt loss;

                (16) cost associated with the operation of the business of the ownership of the Building or entity that constitutes Landlord, as distinguished from the cost of Building operations, including the cost of partnership or corporate accounting and legal matters; defending or prosecuting any lawsuit with any mortgagee, lender, ground lessor, broker, tenant, occupant, or prospective tenant or occupant;

                (17) reserves for improvements.

          4.3   Certain Capital Items.  As used herein, the term "Capital Item"
                ---------------------
means an item, the cost of which under generally accepted accounting principles, consistently applied, must be capitalized and not expensed. As used herein, the term "Amortized Capital Cost" means a repair, maintenance, replacement, alteration or improvement which (a) is a Capital Item, and (b) costs $20,000.00 or more with respect to a single Capital Item. As used herein, the term "Useful Life" means the useful life of the particular Capital Item determined under generally accepted industry standards. As to each Operating Cost otherwise payable by Tenant pursuant to this Lease that is an Amortized Capital Cost, the Amortized Capital Cost shall be included in Operating Expenses in a monthly amount (the "Monthly Recovery Amount") which equals the monthly amount that would fully amortize a loan having a principal balance equal to the Amortized Capital Cost and an interest rate equal to the Amortization Interest Rate (as defined below) in equal monthly payments over the number of months in the Useful Life of the applicable Capital Item. Commencing on the first day of the calendar month after the calendar month in which the applicable Capital Item is completed and on the first day of each month thereafter until the earlier of (A) the expiration of the Term of the Lease, or (B) the expiration of the number of months in the item's Useful Life used to calculate the Monthly Recovery Amount, Tenant shall pay Landlord as part of Operating Expenses an amount equal to Tenant's Share of the Monthly Recovery Amount as to each Amortized Capital Cost. As used herein, the term "Amortization Interest Rate" means an interest rate equal to the LIBOR Rate plus 450 basis points, where the "LIBOR Rate" means, for each month, the one (1) month LIBOR (London Interbank Offered Rate) Rate published in The Wall
                                                                      --------
Street Journal (the "Reported Rate") on the first Publication Date (as defined
--------------
below) of the applicable month. If The Wall Street Journal (i) publishes more
                                   -----------------------
than one (1) Reported Rate on any Publication Date, the average of such rates shall apply or (ii) publishes a retraction or correction of any Reported Rate, the corrected rate reported in such retraction or correction shall apply. If the Reported Rate is no longer published at least monthly, the LIBOR Rate shall be deemed to be such other London Interbank Offered Rate published in The Wall
                                                                   --------
Street Journal as most reasonably approximates the Reported Rate. As used
--------------
herein, the term "Publication Date" means any date on which the LIBOR Rate is published in The Wall Street Journal. In the event that Tenant exercises an
             -----------------------
option pursuant to paragraph 39, then with respect to Amortized Capital Costs under paragraph 4.3 and Tenant Capital Costs under paragraph 4.4, as to which it
                ---                                          ---
has not made a Monthly Recovery Amount payment for the number of months in the Useful Life of the applicable Capital Item, Tenant shall pay during the applicable Option Period Tenant's Share of a Monthly Recovery Amount until it has made monthly payments for the number of months in the Useful Life of the applicable Capital Item, taking into account all prior Monthly Recovery Amount payments made by Tenant.

     5.   Security Deposit.  Tenant shall deposit with Landlord upon execution
          ----------------
hereof $100,000.00 as security for Tenant's faithful performance of Tenant's obligations hereunder (the "Security Deposit"). If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount then required of Tenant and Tenant's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the Term of this Lease, Tenant shall, at the time of such increase, deposit with Landlord additional money as a security deposit so that the total amount of the Security Deposit held by Landlord shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in paragraph 4. Landlord shall not be required to keep the Security Deposit
          -
separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Security Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the Term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the Security Deposit. Landlord agrees that on the first day of the thirteenth month of the Term the amount of the required Security Deposit shall be reduced to an amount equal to $38,654.60; provided all of the following conditions have been satisfied as of that date:

               (1) Tenant delivers to Landlord financial statements, including a balance sheet, income statement and statement of changes in financial position for the prior twelve (12) month period, which includes a schedule of all material contingent liabilities and all other notes and schedules relating thereto and is prepared in accordance with generally accepted accounting principles consistently applied by an officer of the Tenant and audited by a reputable independent certified public accountant establishing that Tenant's tangible net worth is at least $35,000,000.00, and

               (2) No default shall have occurred under this Lease which remains uncured.

     6.   Use.
          ---

          6.1  Use.  The Premises shall be used and occupied only for general
               ---
office, assembly and warehousing of electronic devices and for no other purpose.

          6.2  Compliance with Law.
               -------------------

               (1) Landlord represents and warrants to Tenant to Landlord's best knowledge that the Premises, in the state existing on the date that the Lease Term commences, but without regard to alterations by Tenant or to the use for which Tenant will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on the Commencement Date. In the event it is determined that this representation and warranty has been violated, then it shall be the obligation of the Landlord, after written notice from Tenant, to promptly, at Landlord's sole cost and expense, rectify any such violation. In the event Tenant does not give to Landlord written notice of the violation of this representation and warranty within twelve (12) months from the date that the Lease term commences, the correction of same shall be the obligation of Tenant at Tenant's sole cost.

               (2) Except as provided in paragraph 6.2(a) Tenant shall, at
                                                   ------
     Tenant's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the Term or any part of the Term hereof, relating in any manner to the Premises and the occupation and use by Tenant of the Premises and of the Common Areas. Tenant shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

          6.3  Conditions of Premises.
               ----------------------

               (1) Landlord shall deliver the Premises to Tenant clean and free of debris on the Lease Commencement Date (unless Tenant is already in possession) and Landlord warrants to Tenant to Landlord's actual knowledge that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises other than those portions constructed by Tenant shall be in good operating condition on the Lease Commencement Date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Landlord, after receipt of written notice from Tenant setting forth with specificity the nature of the violation, to promptly, at Landlord's sole cost, rectify such violation. Tenant's failure to give such written notice to Landlord within sixty (60) days after the Commencement Date shall cause the conclusive presumption that Landlord has complied with all of Landlord's obligations hereunder.

               (2) Except as otherwise provided in this Lease, Tenant hereby accepts the Premises in their condition existing as of the Lease Commencement Date or the date that Tenant takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants, easements or restrictions of record and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business.

               (c) In the event Landlord holds a warranty covering any work of repair or maintenance Tenant is obligated to perform under this Lease, Landlord shall assign such warranty to Tenant to the extent necessary to allow Tenant to obtain the benefit of that warranty for that repair or maintenance. Effective upon any termination of this Lease, any warranty to the extent so assigned to Tenant is hereby reassigned by Tenant to Landlord.


     7.   Maintenance, Repairs, Alterations and Common Area Services.
          ----------------------------------------------------------

          7.1  Landlord's Obligations.  Subject to the provisions of paragraph
               ----------------------
4.2 (Operating Expenses), 6 (Use), 7.2 (Tenant's Obligations) 7.5 (Condition of
---                       -        ---                        ---
Premises Upon Termination), and 9 (Damage or Destruction) and except for damage
                                -
caused by any negligent or intentional act or omission of Tenant, Tenant's employees, suppliers, shippers, customers, or invitees, in which event Tenant shall repair the damage, Landlord, at Landlord's expense, subject to reimbursement pursuant to paragraph 4.2 (for other than Landlord Structural
                                    ---
Elements), shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof (including roof membrane) of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof. Landlord shall not, however, be obligated to paint the interior surface of exterior walls, nor shall Landlord be required to maintain, repair or replace windows, doors or plate glass of the Premises, or to maintain or repair anything required to be maintained by Tenant under paragraph 7.2. Landlord
                                                             ---
shall have no obligation to commence repairs under this paragraph 7.1 until a
                                                                  ---
reasonable (not to exceed 30 days) time after receipt of written notice from Tenant of the need for such repairs. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair. Landlord shall not be liable for damages or loss of any kind or nature by reason of Landlord's failure to furnish any Common Area services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character or by any other cause beyond the reasonable control of Landlord.

          7.2  Tenant's Obligations.
               --------------------

               (1) Subject to the provisions of paragraphs 6 (Use), 7.1
                                                           -        ---
     (Landlord's Obligations), and 9 (Damage or Destruction), Tenant, at
                                   -
     Tenant's expense, shall keep in
     good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Tenant) including, without limiting the generality of the foregoing, any plumbing, heating, ventilating and air conditioning systems (Tenant shall procure and maintain, at Tenant's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, or that serves only the Premises wherever situated, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. In the event that Tenant fails to procure and maintain a ventilating and air conditioning system maintenance contract, Landlord reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Landlord so elects, Tenant shall reimburse Landlord, upon demand for the cost thereof.

               (2) If Tenant fails to perform Tenant's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Landlord may
               ---
     enter upon the Premises after ten (10) days' prior written notice to Tenant (except in the case of emergency, in which no notice shall be required) perform such obligations on Tenant's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the Interest Rate shall be due and payable as additional rent to Landlord together with Tenant's next Base Rent installment.

               (3) On the last day of the Term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in substantially the same condition as received, ordinary wear and tear, casualty and condemnation excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear, if the same could have been prevented by good maintenance practices. Tenant shall repair any damage to the Premises occasioned by the installation or removal of Tenant's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Tenant shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

          7.3  Alterations and Additions.
               -------------------------

               (1) Tenant shall not, without Landlord's prior
     written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $15,000.00 in cumulative costs in any calendar year (the "Threshold Amount"). In any event, whether or not in excess of the Threshold Amount, Tenant shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Landlord's prior written consent. As used in this paragraph 7.3 the term
                                                                 ---
     "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Landlord may require that Tenant remove any or all of said alterations, improvements, additions or Utility Installations at the expiration or earlier termination of the Term, and restore the Premises and the Industrial Center to their prior condition. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Tenant make any alterations, improvements, additions or Utility Installations without the prior approval of Landlord, Landlord may, at any time during the Term of the Lease, require that Tenant remove any or all of the same.

               (2) Any alterations, improvements, additions, or Utility Installations made by Tenant during the Term of this Lease shall be done in a good and workmanlike manner and of good and sufficient materials, and Tenant shall, within thirty (30) days after completion of such alteration, improvements, addition or Utility Installation, provide Landlord with as-built plans and specifications for same. Notwithstanding anything contained in this Lease to the contrary, Paragraphs 7.3(d)(i)(bb) and (cc)
                                                         -------------     ----
     shall apply to non-structural alterations, improvements, additions or Utility Installations not exceeding the Threshold Amount in cost.

               (3) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Tenant shall desire to make and which requires the consent of the Landlord shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant of all conditions of said permit in a prompt and expeditious manner.

          (4) For any additions, alterations, improvements, or Utility Installations requiring Landlord's prior written consent:

          (1)    Tenant shall:

                     (aa) Request Landlord's approval in writing at least thirty
          (30) days prior to proposed construction.

                     (bb) Employ a California licensed architect, contractor and structural engineer in connection with the proposed construction.

                     (cc) Be fully responsible for the acts of Tenant's consultants, employees, contractors, subcontractors, invitees and agents, and cause them to fully comply with any applicable terms of this Lease and documents referred to by this Lease and all applicable laws, rules and regulations.

                     (dd) Enter into written agreements with an architect and general contractor on standard American Institute of Architects (AIA) form or reasonable equivalent for the contract itself as well as payment schedules, change orders, etc. Copies of executed agreements will be forwarded to Landlord within five (5) days of execution.

                     (ee) Cause to be obtained an applicable building permit for any and all construction and modifications, and construct the additions and alterations and perform the construction work in accordance with all applicable laws, including without limitation the Americans With Disabilities Act to the extent required by law.

          (2)    Tenant's Architect Shall:

                     (aa) Be licensed by the State of California.

                     (bb) Design and specify within the parameters of the building work letter (if any) and approved building specifications (if any) or have received specific written exceptions from Landlord.

                    (cc) Secure Landlord's written approval before submitting plans to the general contractor for bidding or to governmental agencies for approval.

                    (dd) Secure Landlord's written approval of any changes or alternates to the plans recommended by the general contractor or required by governmental agencies.

                    (ee) Submit a copy of the final application for permit and issued permit to Landlord.

                    (ff) Incorporate the building standard details (if any) supplied by Landlord onto the drawings.

                    (gg) Submit final plans for Landlord's written approval prior to construction.

                    (hh) Be available for final inspection with Landlord at job completion.

                    (ii) Secure Landlord's written approval of details of any changes in specifications or finishes during construction.

                    (jj) Provide samples and specifications as required by Landlord.

                    (kk) Sign-off on the as-built drawings as the Architect's certification that the improvements have, in fact, been built as per the Architect's design.

          (3)    Tenant's General Contractor and/or Subcontractors Shall:

                    (aa) Be licensed by the State of California.

                    (bb) Have substantial experience providing similar quality and quantity of improvements. Work history shall be provided to Landlord prior to being awarded contract.

                    (cc) Have a bonding capacity equal to or exceeding the valuation of the job. Landlord may, at its sole option, require the job to be bonded.

                    (dd) Maintain in full force and
               effect, throughout the duration of its performance under the contract with the Tenant, a Worker's Compensation insurance policy and a Commercial General Liability insurance policy issued by an insurer reasonably satisfactory to Landlord with liability coverage of not less than $1,000,000.00 for personal injury and $500,000.00 to cover property damage. The Commercial General Liability insurance policy shall include assumption of contractual liability. Certificates of insurance containing a thirty (30) day cancellation clause shall be furnished to Landlord prior to commencement of performance under the construction contract naming Landlord and its managing agent as additional insureds.

                       (ee) Provide a construction schedule to Landlord prior to
               commencement of work and weekly written progress reports.

                       (ff) Warrant the General Contractor's work and that of
               the General Contractor's subcontractors, for a minimum of one (1) year.

                       (gg) Provide Landlord with as-built drawings of all
               improvements.

               (4) All approvals by Landlord, as herein provided for, shall not be unreasonably withheld. All requests to be submitted to Landlord shall be submitted through Landlord's managing agent.

               (5) Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Tenant shall give Landlord not less than thirty (30) days' notice prior to the commencement of any work in the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense defend itself and Landlord against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises or the Industrial Center, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien claim or demand indemnifying Landlord against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's attorneys fees and costs in participating in such action if Landlord shall decide it is to Landlord's best interest to do so.

               (6) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Tenant), which may be made on the Premises, shall be the property of Landlord and shall remain upon and be surrendered with the Premises at the expiration or earlier termination of the Lease Term, unless Landlord requires their removal pursuant to paragraph 7.3(a).
                                                           ------
     Notwithstanding the provisions of this paragraph 7.3(f), Tenant's machinery
                                                      ------
     and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of paragraph 7.2.
                                                              ---

          7.4  Utility Additions.  Landlord reserves the right to install new or
               -----------------
additional utility facilities throughout the Building and the Common Areas for the benefit of Landlord or Tenant, or any other tenant of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Tenant's use of the Premises.

          7.5  Condition of Premises Upon Termination; Additional Use
               ------------------------------------------------------
Provisions.

               7.5.1 Tenant shall maintain the Premises as provided in Paragraph
7.2 and in accordance with the requirements of any covenants or restrictions as
---
may from time to time be applicable to the Premises. Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices and any damage or deterioration shall not be deemed "ordinary wear and tear" if the same could have been prevented by good maintenance practice. Tenant's obligations shall include restorations, replacements or renewals when neces sary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Notwithstanding anything contained in the Lease to the contrary, Tenant shall make all repairs whatsoever on the Premises necessitated by the negligence, misconduct or fault of Tenant, or its agents, licensees, contractors or invitees.

               7.5.2 Notwithstanding anything to the contrary in
paragraph 7.2 of this Lease, upon termination of this Lease, Tenant shall leave
          ---
all plumbing, heating, air conditioning, electrical and mechanical systems, on the Premises and in good condition and operating order, and Tenant shall upon demand pay to Landlord that portion of the cost to restore such items to good condition and operating order as may be reasonably allocable to Tenant's tenancy.

               7.5.3 Notwithstanding anything to the contrary contained in this Lease, the Premises shall not be used for the warehousing or distribution of hazardous or explosive products, substances or materials, or of products, substances or materials that are detrimental to the Premises, the Industrial Center or other tenants thereof. The foregoing prohibition shall not apply to commercially reasonable quantities of general office supplies and cleaning materials; provided that Tenant's use complies with all Hazardous Materials Laws (as defined below) and is incidental to Tenant's operation of its business.

     8.   Insurance; Indemnity.
          --------------------

          8.1 Tenant hereby agrees to indemnify, defend and hold harmless Landlord, its successors, assigns, subsidiaries, directors, officers, agents and employees from and against any and all damage, loss, liability or expense including, but not limited to, attorney's fees and legal costs suffered by same directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death resulting anytime therefrom, and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the Premises by the Tenant, the acts or omission of the Tenant, its agents, employees or any other contractors or invitees brought onto said Premises by the Tenant, or any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, except to the extent caused by the sole gross negligence or wilful misconduct of Landlord, its employees, or agents. If any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend same at Tenant's expense by counsel reasonably satisfactory to Landlord. Landlord's disapproval of counsel on the basis of Landlord's belief that a conflict of interest exists shall in any event be deemed reasonable. Such loss or damage shall include, but not be limited to, any injury or damage to Landlord's personnel (including death resulting anytime therefrom) on the Premises. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building or industrial park in which the Premises are located. Tenant agrees that the obligations assumed herein shall survive the termination of this Lease.

          8.2 Tenant hereby agrees to maintain in full force and effect at all times during the Term of this Lease, at Tenant's own expense, for the protection of Tenant, Landlord and Landlord's property manager, as their interest may appear, policies of insurance issued by a responsible carrier or carriers which afford the following coverages:

               (1) Workers' Compensation with statutory limits.

               (2) Employers' Liability insurance with the following minimum limits:

          Bodily injury by disease per person         $1,000,000
          Bodily injury by accident policy limit      $1,000,000
          Bodily injury by disease policy limit       $1,000,000

               (3) Property insurance on a special causes of loss insurance form covering any and all personal property of Tenant including but not limited to improvements, betterments, furniture, fixtures, Utility Installations, and equipment in an amount not less than their full replacement cost, with a deductible not to exceed $10,000. This policy should contain a waiver of subrogation.

               (4) Commercial General Liability Insurance including Broad Form Property Damage and Contractual Liability with the following minimum limits:

          General Aggregate                            $2,000,000
          Products/Completed Operations Aggregate      $1,000,000
          Each Occurrence                              $1,000,000
          Personal & Advertising Injury                $1,000,000
          Medical Payments                             $5,000 per person

               (5) Umbrella/Excess Liability on a following form basis with the following minimum limits:

          General Aggregate      $5,000,000
          Each Occurrence        $5,000,000

     The limits of said insurance in this Paragraph 8.2 shall not, however,
                                                    ---
     limit the liability of Tenant hereunder.

          8.3 Landlord shall, at all times during the Term of this Lease, maintain the following insurance:

               (1) a policy or policies of all-risk property insurance, issued by and binding upon some solvent insurance company, insuring for the full replacement cost of the building on the Premises. Landlord shall not be obligated to insure, and shall not assume any liability or risk of loss for, any of Tenant's furniture, equipment, machinery, goods, supplies, utility installations, improvements, or alterations upon the Premises. This policy shall contain an agreed amount endorsement and be written with no coinsurance. Landlord may, but shall not be obligated to, obtain earthquake and flood insurance.

               (2) Rent insurance on an all-risk basis in an amount equal to all that is called for under Paragraph 4 of this Lease (Base Rent and any
                                        -
     additional rents payable under this Lease including tax and insurance costs) for a period of at least twelve (12) months commencing with the date of loss.

               (3) Boiler and machinery insurance in an amount satisfactory to Landlord on a comprehensive coverage form.

          Notwithstanding the foregoing, Landlord shall have the right to elect self-insure or include the Premises and the Building under blanket insurance policies covering multiple properties and the Operating Expenses for the Building shall include the portion of the reasonable cost of such self-insurance or blanket insurance that is allocated to the Property.

          8.4 The Tenant shall deliver to Landlord prior to taking possession of the Premises, and thereafter at least thirty (30) days prior to expiration of such policy, certified copies or certificates of insurance evidencing the above coverage with limits not less than those specified above. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least A-VIII as set forth in the most current issue of "Best's Insurance Guide". Such certified copies or certificates with the exception of Worker's Compensation, shall name Landlord, its subsidiaries, directors, agents and employees, and its property manager as additional insureds and shall expressly provide that the interest of same herein shall not be affected by a breach by Tenant of any insurance policy provision for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given to Landlord in the event of material alteration to or cancellation of the coverage evidenced by such Certificates.

          8.5 Landlord may secure and maintain, at Tenant's expense, increased amounts of insurance and other insurance coverage in such limits, as Landlord may require in its reasonable judgment to afford Landlord adequate protection consistent with the practices of institutional owners of comparable properties.

          8.6 Landlord makes no representation that the limits of liability specified to be carried by Tenant under the Term of this Lease are adequate to protect Tenant against Tenant's undertaking under this Paragraph 8 and in the
                                                                 -
event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

          8.7 Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claims, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, personal property (building contents) within the building on the Premises, any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may bring or obtain upon the Premises or any additional improvements which Tenant may construct on the Premises, by reason of fire, the elements or any other cause which could be insured against under the terms of all risk property insurance policies, regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees. Because this Paragraph will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other person) each party to this Lease agrees immediately to give to each insurance company, written notice of the terms of the mutual waivers contained in this Paragraph, and to have the insurance policies properly endorsed if necessary to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this Paragraph.

          8.8  Payment of Premium Increase.
               ---------------------------

               (1) After the Term of this Lease has commenced, Tenant shall not be responsible for paying Tenant's Share of any increase in the property insurance premium for the Industrial Center specified by Landlord's insurance carrier as being caused by the use, acts or omissions of any other Tenant of the Industrial Center, or by the nature of such other Tenant's occupancy which create an extraordinary or unusual risk.

               (2) Tenant, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the Term of this Lease if the increase is specified by Landlord's insurance carrier as being caused by the nature of Tenant's occupancy or any act or omission of Tenant.

          8.9  Exemption of Landlord from Liability.  Tenant

                                      -26
hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant, Landlord shall not be liable for any damages arising from any act or neglect of any other Tenant, occupant or user of the Industrial Center, nor from the failure of Landlord to enforce the provisions of any other lease of the Industrial Center. Subject to Paragraph 8.7, nothing in the foregoing provisions of this Paragraph 8.9 shall limit Landlord's liability for injuries to natural persons or damage to property to the extent caused by the sole active negligence or willful misconduct of Landlord, its employees, agents or contractors. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to Tenant's business or for any loss of income or profit therefrom.

     9.   Damage or Destruction.
          ---------------------

          9.1  Definitions.
               -----------

               (1) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

               (2) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

               (3) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

               (4) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

               (5) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

               (6) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

               (7) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall
               -
     not make the loss an uninsured loss.

               (8) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by tenants.

          9.2  Premises Partial Damage; Premises Building Partial Damage.
               ---------------------------------------------------------

               (1) Insured Loss:  Subject to the provisions of paragraphs 9.4
                                                                          ---
     and 9.5, if at any time during the Term of this Lease there is damage which
         ---
     is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Landlord shall, at Landlord's expense, repair such damage to the Premises, but not Tenant's fixtures, equipment, tenant improvements or Utility Installations, as soon as reasonably possible and this Lease shall continue in full force and effect.

               (2) Uninsured Loss:  Subject to the provisions of paragraphs 9.4
                                                                            ---
     and 9.5, if at any time during the Term of this Lease there is damage which
         ---
     is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Tenant or its agents, contractors or invitees (in which event Tenant shall make the repairs at Tenant's expense), which damage prevents Tenant from using the Premises, Landlord may at Landlord's option either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to give such notice of Landlord's intention to cancel or terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

          9.3  Premises Total Destruction; Premises Building Total Destruction;
               ----------------------------------------------------------------
Industrial Center Buildings Total Destruction.
---------------------------------------------

               (1) Subject to the provisions of paragraphs 9.4 and 9.5, if at
                                                           ---     ---
     any time during the Term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or
     (iii) Industrial Center Buildings Total Destruction, then Landlord may at Landlord's option either (i) repair such damage or destruction, but not Tenant's fixtures, equipment, tenant improvements or Utility Installations as soon as reasonably possible at Landlord's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease, in which case this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

          9.4  Damage Near End of Term.
               -----------------------

               (1) Subject to paragraph 9.4(b), if at any time during the last
                                        ------
     twelve (12) months of the Term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, either Tenant or Landlord may at its option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other of its election to do so within 30 days after the date of occurrence of such damage.

               (2) Notwithstanding paragraph 9.4(a), in the event that Tenant
                                             ------
     has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Tenant shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last twelve (12) months of the Term of this Lease. If Tenant duly exercises such option during said twenty (20) day period, Landlord shall, at Landlord's expense, repair such damage, but not Tenant's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect provided Tenant first deposits with Landlord any shortfall in necessary funds. If Tenant fails to exercise such option during said twenty (20) day period, then Landlord may at Landlord's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Tenant of Landlord's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

          9.5  Abatement of Rent; Tenant's Remedies.
               ------------------------------------

               (1) In the event Landlord repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder
                                                  -
     for the period during which such damage, repair or restoration continues shall be equitably abated in proportion to the degree to which Tenant's use of the Premises is impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

               (2) If Landlord shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence
                                                     -
     such repair or restoration within ninety (90) days after such obligation shall accrue, Tenant may at Tenant's option cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. In the event that Landlord shall be obligated to repair or restore the Premises pursuant to Paragraph 9 of this Lease and shall not commence such repair or
                  -
     restoration within ninety (90) days after such obligation shall accrue, the right of Tenant to terminate this Lease pursuant to this Paragraph 9.5(b)
                                                                        ------
     shall be the sole right and remedy of Tenant against Landlord, and Landlord shall have no other liability to Tenant, for damages, specific performance or otherwise, in connection with any such failure.

          9.6  Termination -- Advance Payments.  Upon termination of this Lease
               -------------------------------
pursuant to this paragraph 9, an equitable adjustment shall be made concerning
                           -
advance rent and
any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's Security Deposit as has not theretofore been applied by Landlord.

          9.7   Waiver.  Landlord and Tenant waive the provisions of any statute
                ------
which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

     10.  Real Property Taxes.
          -------------------

          10.1  Payment of Taxes.  Landlord shall pay the real property tax, as
                ----------------
defined in paragraph 10.3, applicable to the Industrial Center subject to
                     ----
reimbursement by Tenant of Tenant's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.
                        ---                                            ----

          10.2  Additional Improvements.  Tenant shall not be responsible for
                -----------------------
paying Tenant's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other Tenants or by Landlord for the exclusive enjoyment of such other Tenants. Tenant shall, however, pay to Landlord at the time that Operating Expenses are payable under paragraph 4.2(c)
                                                                         ------
the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Tenant or at Tenant's request.

          10.3  Definition of "Real Property Tax".  As used herein, the term
                ---------------------------------
"real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Industrial Center or in any portion thereof, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge herein above included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax" or (iii) which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

          10.4  Joint Assessment.  If the Industrial Center is not separately
                ----------------
assessed, Tenant's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

          10.5  Personal Property Taxes.
                -----------------------

                (1) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

                (2) If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the amounts attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

          10.6  Additional Provisions Regarding Real Property Taxes.  Landlord
                ---------------------------------------------------
shall have the sole right to contest or appeal any real property taxes or assessments applicable to all or any portion of the Industrial Center and to seek a reduction in the assessed valuation of all or any portion of the Industrial Center (collectively, "Tax Contests"). Any refund of real property taxes resulting from any such Tax Contest shall be applied first to reimburse Landlord for its costs and expenses in connection with the Tax Contest (including, without limitation attorneys' fees and the costs of consultants) and then, out of and to the extent of the balance of such refund, Landlord shall reimburse to Tenant the portion of such reduction attributable to the Premises and the Term of this Lease, as and to the extent previously paid by Tenant as part of Tenant's Share of Operating Expenses. Fees payable to tax consultants and attorneys for consultation and contesting real property taxes shall be an Operating Expense.

     11.  Utilities.  Tenant shall pay for all water, gas, heat, light, power,
          ---------
telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises,

Tenant shall pay at Landlord's option, either Tenant's Share or a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises in the Building.

     12.  Assignment and Subletting.
          -------------------------

          12.1  Landlord's Consent Required.  Tenant shall not voluntarily or by
                ---------------------------
operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in the Lease or in the Premises, without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Landlord shall respond to Tenant's request for consent hereunder within 15 days after Landlord's receipt of a completed Transfer Request (as defined below) and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease. If at any time or from time to time during the Term of this Lease, Tenant desires to assign or sublet all or any part of Tenant's interest in this Lease or in the Premises, Tenant shall give prior written notice to Landlord setting forth the terms of the proposed assignment or subletting and the space so proposed to be assigned or sublet. Such assignment or sublease shall be subject to, without limitation, all the conditions in this Paragraph 12 and the
                                                                     --
following conditions:

                (1) The assignment or sublease shall be on the terms set forth in the notice given to Landlord. Any subsequent changes or modifications will require Landlord's prior written consent.

                (2) Tenant acknowledges that Landlord's agreement to lease these Premises to Tenant at the rent and terms stated herein is made in material reliance upon Landlord's evaluation of this particular Tenant's background, experience and ability, as well as the nature of the use of the Premises by this Tenant as set forth in Paragraph 6. In the event that Tenant shall
                                           -
     request Landlord's written consent to assign or sublease the Premises as required in this Paragraph 12.1, then each such request ("Transfer
                                ----
     Request") for consent shall be accompanied by the following:

                (1)  Financial statements of the proposed assignee or subtenant;

                (2) A statement of the specific uses for which the Premises will be utilized by the proposed assignee or subtenant;

                (3) Preliminary plans prepared by an architect or civil engineer for all alterations to the Premises that are contemplated to be made by Tenant, the proposed assignee or subtenant; and

               (4) A written statement notifying a Landlord that pursuant to Paragraph 12.1 of the Lease, Landlord has 15 days in which to respond to the Transfer Request.

               (3) No assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises assigned or subleased until an executed counterpart of such assignment or sublease has been delivered to Landlord.

               (4) No subtenant or assignee shall have a right further to sublet or assign.

               (5) In the case of an assignment (other than Permitted Transfers (as defined below)), 50% of any sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant in connection with such assignment and the cost of any real estate commissions incurred by Tenant in connection with such assignment.

               (6) In the case of a subletting (other than Permitted Transfers and Excluded Subleases (as defined below)), 50% of any sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (i) the rent due hereunder prorated to reflect only rent allocable to the sublet portion of the Premises, (ii) the cost of tenant improvements made to the sublet portion of the Premises at Tenant's cost in connection with such sublease, amortized over the Term of this Lease except for tenant improvements made for the specific benefit of the subtenant, which shall be amortized over the term of the applicable sublease and (iii) the cost of any real estate commissions and reasonable attorney's fee incurred by Tenant in connection with such subletting, amortized over the term of the sublease. As used herein, "Excluded Subleases" means subleases covering area, together with all other subleases (other than subleases to Tenant Affiliates) to which this paragraph 12.1(f) has not been applied, that does not exceed 20,000 square feet in the aggregate.

          12.  Permitted Transfers.  Notwithstanding the provisions of paragraph
               -------------------
12.1 hereof, Tenant may assign or sublet the Premises, or any portion thereof,
----
without Landlord's consent (a "Permitted Transfer"), to any corporation which controls, is controlled by or is under common control with Tenant or to any corporation resulting from a merger or consolidation with Tenant, provided that
(a) the assignee or
subleasee has a tangible net worth, after the assignment or sublet, which is equal to or greater than $25,000,000.00; (b) at least 30 days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or subleasee as is required for other transfers; (c) Tenant remains fully liable under this Lease;
(d) unless Landlord consents to the same, the use of the Premises set forth herein remains unchanged; and (e) before such assignment shall be effective said assignee shall assume, in full, the obligations of Tenant under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Tenant under the terms of this Lease, even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Tenant, the consent of whom shall not be necessary. As used in this paragraph, "control" (including, with its correlative meanings, "controlled by" and under "common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies through ownership of at least 51% of the securities or partnership or other ownership interest of the entity subject to control.

          12.3  Tenants Other Than Individuals.
                ------------------------------

                (1) If Tenant is a partnership, a transfer of any interest of a general partner, a withdrawal of any general partner from the partnership, or the dissolution of the partnership, shall be deemed to be an assignment of this Lease.

                (2) If Tenant is a corporation, unless Tenant is a public corporation whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, any sale or other transfer of a percentage of capital stock of Tenant which results in a change of controlling persons, or the sale or other transfer of substantially all of the assets of Tenant, shall be deemed to be an assignment of this Lease. Notwithstanding anything to the contrary contained in this Lease, if at any time the shares of Tenant's stock cease to be offered on a public exchange, the subsequent re-listing for sale of Tenant's stock on a public exchange will not be deemed an assignment or other transfer requiring Landlord's consent under this Lease.

          12.4   Terms and Conditions of Assignment.  Regardless of Landlord's
                ----------------------------------
consent, no assignment shall release Tenant of Tenant's obligations hereunder or alter the primary liability of Tenant to pay the Base Rent and Tenant's Share of Operating Expenses, and to perform all other obligations to be performed by Tenant hereunder. Landlord may accept rent from any person other than Tenant pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease. Consent to one assignment shall not be
                  --
deemed consent to any subsequent assignment. In the event of default by any assignee of Tenant or any successor of Tenant, in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee, Landlord may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

          12.5  Terms and Conditions Applicable to Subletting.  Regardless of
                ---------------------------------------------
Landlord's consent, the following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be included in subleases:

                (1) Tenant hereby assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease heretofore or hereafter made by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until a default shall occur in the performance of Tenant's obligations under this Lease, Tenant may, subject to paragraph 12.1(f) receive, collect and enjoy the rents accruing under such sublease.
     -------
     Landlord shall not, by reason of this or any other assignment of such sublease to Landlord nor by reason of the collection of the rents from a subtenant, be deemed liable to the subtenant for any failure of Tenant to perform and comply with any of Tenant's obligations to such subtenant under such sublease. Tenant hereby irrevocably authorizes and directs any such subtenant, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents due and to become due under the sublease, Tenant agrees that such subtenant shall have the right to rely upon any such statement and request from Landlord, and that such subtenant shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against such subtenant or Landlord for any such rents so paid by said subtenant to Landlord.

                (2) No sublease entered into by Tenant shall be effective unless and until it has been approved in writing by Landlord. In entering into any sublease, Tenant shall use only such form of sublease as is satisfactory to Landlord, and once approved by Landlord, such sublease shall not be changed or modified without Landlord's prior written consent. Any subtenant shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Tenant other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Landlord has expressly consented in writing.

               (3) If Tenant's obligations under this Lease have been guaranteed by third parties, then a sublease, and Landlord's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

               (4) The consent by Landlord to any subletting shall not release Tenant from its obligations or alter the primary liability of Tenant to pay the rent and perform and comply with all of the obligations of Tenant to be performed under this Lease.

               (5) The consent by Landlord to any subletting shall not constitute a consent to any subsequent subletting by Tenant or to any assignment or subletting by the subtenant. However, Landlord may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

               (6) In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or any one else responsible for the performance of this Lease, including the subtenant, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant.

               (7) In the event Tenant shall default in the performance of its obligations under this Lease, Landlord, at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such subtenant to Tenant or for any other prior defaults of Tenant under such sublease.

               (8) Each and every consent required of Tenant under a sublease shall also require the consent of Landlord.

               (9) No subtenant shall further assign or sublet all or any part of the Premises without Landlord's prior written consent.

               (10) Landlord's written consent to any subletting of the Premises or any portion thereof by Tenant shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Tenant nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Landlord at the time.

               (11) With respect to any subletting to which Landlord has consented, Landlord agrees to deliver a copy of any notice of default by Tenant to the subtenant. Such subtenant shall have the right to cure a default of Tenant within ten (10) days after service of said notice of default upon such subtenant, and the subtenant shall have a right of reimbursement and offset from and against Tenant for any such defaults cured by the subtenant.

          12.6  Attorney's Fees.  In the event Tenant shall assign or sublet the
               ---------------
Premises or request the consent of Landlord to any assignment or subletting Tenant proposes to do then Tenant shall pay Landlord's reasonable attorney's and/or consultants' fees incurred in connection therewith, such attorney's fees not to exceed $350.00 for each such request. Notwithstanding anything to the contrary in this Paragraph 12.6, the parties agree that a payment of $750.00 is
                           ----
a reasonable fee for Landlord's review of Tenant's request to assign or sublet.

     13.  Default Remedies.
          ----------------

          13.1  Default.  The occurrence of any one or more of the following
                -------
events shall constitute a material default of this Lease by Tenant:

                (1)  [INTENTIONALLY OMITTED]

                (2) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

               (3) Except as otherwise provided in this Lease, the failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Tenant under applicable Unlawful Detainer statutes.

               (4) (i) The making by Tenant of any general arrangement or general assignment for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such
                                 -------
     provision shall be of no force or effect.

               (5) The discovery by Landlord that any financial statement given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant or any guarantor of Tenant's obligations hereunder, was materially false.

               (6) If the performance of Tenant's obligations under this Lease is guaranteed: (i) the dissolution of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Tenant's failure, within sixty (60) days following written notice by or on behalf of Landlord to Tenant of any such event, to provide Landlord with written alternative assurance or security, which, when coupled with the then existing resources of Tenant, equals or exceeds the combined financial resources of Tenant and the guarantors that existed at the time of execution of this Lease.

          13.2  Remedies.  If Tenant fails to perform any affirmative duty or
               --------
obligation of Tenant under this Lease, within ten (10) days after written notice to Tenant (or in case of an emergency, without notice), Landlord may at its option (but without obligation to do so), perform such duty or obligation on Tenant's behalf including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Landlord shall be due and payable by Tenant to Landlord upon invoice therefor. In the event of a breach of this Lease by Tenant, as defined in Paragraph 13.1, with or without
                                                        ----
further notice or demand, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such breach, Landlord may:

                (1) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the Term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from
     Tenant: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by the Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Landlord applicable to the unexpired Term of this Lease. The worth at the time of award of the amount referred to in provisions (i) and (ii) of the prior sentence shall be calculated based on an interest rate equal to the Interest Rate. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Landlord to mitigate damages caused by Tenant's breach of this Lease shall not waive Landlord's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Landlord shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Landlord may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit,
     -------  ---    ---
     or to perform or quit, as the case may be, given to Tenant under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace
                   -------  ---    ---
     period under subparagraphs 13.1(b), (c) or (d) and under the unlawful
                                -------  ---    ---
     detainer statute shall run concurrently after the one such statutory notice, and the failure of Tenant to cure the default within the greater of the two such grace periods shall constitute both an unlawful detainer and breach of this Lease entitling Landlord to the remedies provided for in this Lease and/or by said statute.

               (2) Continue the Lease and Tenant's right to possession in effect (in California under California Civil Code Section 1951.4) after Tenant's breach and abandonment and recover the rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and
                                 --     --
     subletting which limitations Tenant and Landlord agree are reasonable.
     Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Landlord's interest under the Lease, shall not constitute a termination of the Tenant's right to possession.

               (3) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California. Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms of this Lease shall bear interest from the date due at the Interest Rate.

               (4) The expiration or termination of this Lease and/or the termination of Tenant's right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the Term hereof or by reason of

     Tenant's occupancy of the Premises.

          13.3  Default by Landlord.  Landlord shall not be in default unless
                -------------------
Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion.

          13.4  Late Charges.  Tenant hereby acknowledges that late payment by
                ------------
Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Industrial Center. Accordingly, if any installment of Base Rent, Operating Expenses or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. Notwithstanding the foregoing provisions of Paragraph 13.4, the 6% late charge described in Paragraph 13.4 shall not be imposed with respect to the first or second late payment in any calendar year unless the applicable payment due from Tenant is not received by Landlord or Landlord's designee within ten (10) days following written notice from Landlord that such payment was not received when due. Following the second such written notice from Landlord in any calendar year (and regardless of whether such payment is then received within such 10-day period), a late charge will be imposed without notice for any subsequent payment due from Tenant during such calendar year which is not received within ten (10) days of its due date.

     14.  Condemnation.  If the Premises or any portion thereof or the
          ------------
Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power

(all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Area designated as parking for the Industrial Center is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing only within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property and Tenant's moving expense. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

     15.  Broker's Commissions.
          --------------------

     Tenant and Landlord each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than those persons, if any, whose names are set forth at the end of this paragraph 15) in
                                                                        --
connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Tenant and Landlord do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation, commission or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party. Named brokers:

          Landlord's Broker:  CB Richard Ellis

          Tenant's Broker:    Delphi Business Properties

The commission payable to Landlord's Broker with respect to this Lease shall be pursuant to the terms of the separate commission agreement in effect between Landlord and Landlord's Broker. Landlord's Broker shall pay a portion of its commission to Tenant's Broker, as provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing in this Lease shall impose any obligation on Landlord or Tenant to pay a commission or fee to any party other than Landlord's Broker.

     16.  Estoppel Certificate.
          --------------------

               (1) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party, ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

               (2) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Landlord is the requesting party, not more than one month's rent has been paid in advance.

               (3) If Landlord desires to finance, refinance, or sell the Industrial Center, or any part thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

     17.  Landlord's Liability.  The term "Landlord" as used herein shall mean
          --------------------
only the owner or owners, at the time in question, of the fee title or a Tenant's interest in a ground lease of the Industrial Center, in the event of any transfer of such title or interest. Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee and the grantee shall have assumed Landlord's obligations under this Lease arising after the date of the assignment. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership.

     18.  Severability.  The invalidity of any provision of this Lease as
          ------------
determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     19.  Interest on Past-due Obligations.  Except as expressly herein
          --------------------------------
provided, any amount due to Landlord not paid when due shall bear interest at the Interest Rate (as defined below) from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease; provided, however, that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant. As used herein, the term "Interest Rate" means the lesser of (a) a floating annual interest rate equal to three percent (3%) over the prime rate (for corporate loans at large United States money center commercial banks) published in the Wall Street Journal on the first business day of each month, or (b) the maximum rate permitted by applicable law. In the event that the Wall Street Journal fails to publish such a prime rate, the "prime rate" shall be the prime rate or reference rate quoted by a national bank having offices in California selected by Landlord in its sole discretion.

     20.  Time of Essence.  Time is of the essence with respect to the
          ---------------
obligations to be performed under this Lease.

     21.  Additional Rent.  All monetary obligations of Tenant to Landlord under
          ---------------
the terms of this Lease, including but not limited to Tenant's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

     22.  Incorporation of Prior Agreements; Amendments.  This Lease contains
          ---------------------------------------------
all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this
                           --
transaction nor the Landlord or any employee or agents of any of said persons has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises or the Property and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the Term of this Lease except as otherwise specifically stated in this Lease.

     23.  Notices.  Any notice required or permitted to be given hereunder shall
          -------
be in writing and shall be personally delivered, delivered by Federal Express or comparable overnight courier, providing written evidence of delivery, or delivered by U.S. registered or certified mail, return receipt requested, postage prepaid and if given personally or by mail, shall be deemed sufficiently given if addressed to Tenant or to Landlord at the addresses noted below.
Either party may by notice to the other specify a different address for notice purposes except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

Landlord:

               c/o The Prudential Insurance Company of America
               8 Campus Drive, 4th Floor
               Parsippany, New Jersey  07054
               Attn:  Victor Del Pizzo

     With a copy by the same method to:

               c/o The Prudential Insurance Company of America
               8 Campus Drive, 4th Floor
               Parsippany, New Jersey  07054
               Attn:  James Walker, Esquire

     With a copy by the same method to:

               Experien Property Solutions
               3000 East Birch Street, Suite 109
               Brea, California  92821
               Attn:  Mark Harryman

Tenant:
               Qualstar Corporation
               6709 Independence Avenue
               Canoga Park, California  91303
               Attn:  Matt Natalizio

or such other address as either party may from time to time designate as its notice address by notifying the other party thereof. Notice so sent shall be deemed given (a) when personally delivered, or (b) on the first business day following deposit with Federal Express or a comparable overnight courier service providing written evidence of delivery, or (c) five business days following deposit in the United States mail, if notice is sent by registered or certified mail, return receipt requested, postage prepaid.

     24.  Waivers.  No waiver by Landlord or Tenant of any provision hereof
          -------
shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other of the same or any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     25.  Recording.  Tenant shall not record this Lease.
          ---------

     26.  Holding Over.  If Tenant, with Landlord's consent, remains in
          ------------
possession of the Premises or any part thereof after the expiration of the Term hereof, such occupancy shall be a tenancy from month to month upon all of the provisions of this Lease pertaining to the obligations of Tenant, except that the monthly rent shall be 125% of the rent payable in the last month of the Lease Term but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

     27.  Cumulative Remedies.  No remedy or election hereunder shall be deemed
          -------------------
exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     28.  Covenants.  This Lease shall be construed as though the covenants
          ---------
between Landlord and Tenant are independent and not dependent.

     29.  Binding Effect; Choice of Law.  Subject to any provisions hereof
          -----------------------------
restricting assignment or subletting by Tenant and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives,
          --
successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

     30.  Subordination; Attornment; Non-Disturbance.
          ------------------------------------------

          30.1 Subordination.  This Lease and any Option granted hereby shall be
               -------------
subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Tenant agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of Landlord under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Tenant, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof. Landlord warrants that there are no Security Devices encumbering the Premises on the date of this Lease

          30.2 Attornment.  Subject to the non-disturbance provisions of
               ----------
Paragraph 30.3, Tenant agrees to attorn to a Lender or another party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not; (i) be liable for any act or omission of any prior Landlord or with respect to events occurring prior to acquisition of ownership (provided that this clause
(i) shall not relieve the new owner from its ongoing maintenance obligations under this Lease); (ii) be subject to any offsets or defenses which Tenant might have against any prior Landlord; or (iii) be bound by prepayment of more than one (1) month's rent.

          30.3   Non-Disturbance.  With respect to Security Devices entered into
                 ---------------
by Landlord after the execution of this Lease, Tenant's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Tenant's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Tenant is not in breach hereof and attorns to the record owner of the Premises.

          30.4   Self-Executing.  The agreements contained in this Paragraph 30
                 --------------
shall be effective without the execution of any further documents; provided, however, that upon written request from Landlord or a Lender in connection with a sale, financing or refinancing of the Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

     31.  Attorneys Fees.
          --------------

          31.1 If either party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the prevailing party in any such proceeding, action, or appeal thereon, shall be entitled to its reasonable attorney's fees and such fees (including expert witness and consultant's fees) as may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default, or who defends such action, and substantially obtains or defeats the relief sought, whether by compromise, settlement, judgment, or abandonment of the claim or defense by the other party.

          31.2 The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred in good faith.

     32.  Landlord's Access.  Landlord and Landlord's agents shall have the
          -----------------
right to enter the Premises at reasonable times for the purpose of inspecting same, showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Landlord may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Landlord pursuant to this paragraph shall be without abatement of rent, nor shall

Landlord have any liability to Tenant for the same. Notwithstanding the foregoing, subject to Paragraph 8.7, Landlord shall be liable for physical damage to Tenant's property resulting from the sole active negli gence of Landlord, its agents, employees or invitees which occurs during Landlord's exercise of its entry rights under Paragraph 32. Notwithstanding anything to the contrary in this Paragraph 32, except in the case of emergency or during periods in which Tenant is in default under this Lease, Landlord shall give Tenant oral or written notice at least 24 hours in advance of Landlord's intent to enter the Premises.

     33.  Auctions.  Tenant shall not conduct, nor permit to be conducted,
          --------
either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

     34.  Signs.  Tenant shall not place any sign upon the Premises or the
          -----
Industrial Center without Landlord's prior written consent, except as provided in paragraph 54. Under no circumstances shall Tenant place a sign on any roof of the Industrial Center.

     35.  Merger.  The voluntary or other surrender of this Lease by Tenant, or
          ------
a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

     36.  Consents.  Except for paragraphs 33, 34, 46 and 47 hereof, wherever in
          --------                         --  --  --     --
this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld or delayed.

     37.  Guarantor.  In the event that there is a guarantor of this Lease, said
          ---------
guarantor shall have the same obligations as Tenant under this Lease.

     38.  Quiet Possession.  Upon Tenant paying the rent for the Premises and
          ----------------
observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof subject to all of the provisions of this Lease and all easements, covenants, conditions and restrictions of record. The individuals executing this Lease on behalf of Landlord represent and warrant to Tenant that they are fully authorized and legally capable of executing this Lease on behalf of Landlord and that such execution is binding upon all parties holding an ownership interest in the Industrial Center.

     39.  Options.
          -------

          39.1 Definition.  As used in this paragraph, the word "Option" has the
               ----------
following meaning: (1) the right or option to extend the Term of this Lease or to renew this Lease or to extend or renew any lease that Tenant has on other property of Landlord; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Landlord or the right of first offer to lease other space within the Industrial Center or other property of Landlord; (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Landlord, or the right of first refusal to purchase other property of Landlord or the right of first offer to purchaser other property of Landlord.

          39.2 Options Personal.  Each Option granted to Tenant in this Lease is
               ----------------
personal to Tenant and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant, provided, however, the Option may be exercised by or assigned to any Tenant Affiliate as defined in Paragraph 12.2 of this Lease. The Options herein granted to Tenant
                     ----
are not assignable separate and apart from this Lease.

          39.3 Multiple Options.  In the event that Tenant has any multiple
               ----------------
options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

          39.4 Effect of Default on Options.
               ----------------------------

               (1) Tenant shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Landlord gives to Tenant a notice of default pursuant to Paragraphs 13.1(b) or 13.1(c) and continuing until
                                       -------    -------
     the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid (after notice thereof to Tenant) continuing until the obligation is paid, or (iii) at any time after an event of default described in Paragraphs 13.1(a), 13.1(d), 13.1(e) or
                                              -------  -------  -------
     13.1(f) (without any necessity of Landlord to give notice of such default
     -------
     to Tenant), or (iv) in the event that Landlord has given to Tenant three or more notices of default under Paragraph 13.1(b), where a late charge has
                                             -------
     become payable
     under Paragraph 13.4 for each of such defaults, or Paragraph 13.1(c),
                     ----                                         ----
     whether or not the defaults are cured, during the 12 month period prior to the time that Tenant intends to exercise the subject Option.

               (2) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of Paragraph 39.4(a).
                                                               -------

               (3) All rights of Tenant under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option, if, after such exercise and during the Term of this Lease, (i) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of 30 days after such obligation becomes due (without any necessity of Landlord to give notice thereof to Tenant), or (ii) Tenant fails to commence to cure a default specified in Paragraph 13.1(c) within 30 days after the date that Landlord gives notice to Tenant
     -------
     of such default and/or Tenant fails thereafter to diligently prosecute said cure to completion, or (iii) Tenant commits a default described in Paragraphs 13.1(a), 13.1(d), 13.1(e) or 13.1(f) (without any necessity of
                -------  -------  -------    -------
     Landlord to give notice of such default to Tenant), or (iv) Landlord gives to Tenant three or more notices of default under Paragraph 13.1(b), where a
                                                                -------
     late charge becomes payable under Paragraph 13.4 for each such default, or
                                                 ----
     Paragraph 13.1(c), whether or not the defaults are cured.
               -------

          39.5 First Option.  Landlord hereby grants to Tenant the option to
               ------------
extend the Term of this Lease for a five (5) year period commencing on the date the prior Term expires (the "First Option Period") upon each and all of the following terms and conditions:

               (1) Tenant gives to Landlord, and Landlord actually receives, on a date which is prior to the date that the First Option Period would commence (if exercised) by at least nine (9) and not more than twelve (12) months, a written notice of exercise of the option to extend this Lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

               (2) The provisions of Paragraph 39, including the provision
                                               --
     relating to default of Tenant set forth in Paragraph 39.4, of this Lease
                                                          ----
     are conditions of this option;

               (3) All of the terms and conditions of this

     Lease except where specifically modified by this option shall apply, except that Tenant shall have no further option to extend the Term of this Lease other than for the Second Option Period;

               (4) Any prior Tenant that has not been expressly released from liability under this Lease, and any guarantor of the Tenant's performance hereunder, expressly reaffirms in writing the extension of their liability for the term of the option; and

               (5) The monthly Base Rent for each month of the First Option Period shall be equal to 95% of the Fair Market Rent (as defined below) of the Premises as of the commencement of the First Option Period, but in no event less than the monthly Base Rent scheduled to be paid during the month prior to the commencement of the First Option Period.

          39.6 Second Option.  Landlord hereby grants to Tenant the option to
               -------------
extend the Term of this Lease for a five (5) year period commencing on the date the First Option Period expires (the "Second Option Period") upon each and all of the following terms and conditions:

               (1) Tenant gives to Landlord, and Landlord actually receives, on a date which is prior to the date that the Second Option Period would commence (if exercised) by at least nine (9) and not more than twelve (12) months, a written notice of exercise of the option to extend this Lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

               (2) The provisions of Paragraph 39, including the provision
                                               --
     relating to default of Tenant set forth in Paragraph 39.4 of this Lease are
                                                          ----
     conditions of this option;

               (3) All of the terms and conditions of this Lease except where specifically modified by this option shall apply, except that Tenant shall have no further option to extend the Term of this Lease;

               (4) Any prior Tenant that has not been expressly released from liability under this Lease, and any guarantor of the Tenant's performance hereunder, expressly reaffirms in writing the extension of their liability for the term of the option; and

               (5) The monthly Base Rent for each month of the Second Option Period shall be equal to 95% of the Fair

     Market Rent of the Premises as of the commencement of the Second Option Period, but in no event less than the monthly Base Rent scheduled to be paid during the month prior to the commencement of the Second Option Period.

          39.7 Fair Market Rent.
               ----------------

               (1) The term "Fair Market Rent" as used in this Lease is defined to mean the rent, including all escalations, at which tenants are leasing non-sublease, non-equity space comparable in size and quality to the Premises for the Option Period as to which Fair Market Rent is being determined in the West San Fernando Valley and East Ventura County Area, giving appropriate consideration to the annual rental rates per square foot and the standard of measurement by which the square footage is measured.
     In determining Fair Market Rent it shall be assumed that:

               (1) The Premises are in excellent condition and repair and there shall be no deduction for depreciation, obsolescence or deferred maintenance (but less reasonable wear and tear as long as well maintained by Tenant).

               (2) The Premises would be leased for the period of the option being exercised by a tenant with the credit standing of Tenant, as the same exists at that time.

               (3) The Premises would be leased on the same terms of this Lease insofar as the obligations for repair, maintenance, insurance and real estate taxes existed as of the expiration of the original term of this Lease.

               (4) No deduction shall be given nor consideration given to allowances for real estate brokerage commissions or free rent.

               (5)   The Premises will be used for its highest and best use.

               (6) That monthly Base Rent will be increased on the first day of the 24th and 49th months of the term of each Option Period by the greater of (a) the biannual increases in Base Rent provided for in the determination of Fair Market Rent, or (b) an amount equal to 6.09% of the Base Rent scheduled to be paid during the month prior to the applicable adjustment.

               (2)  Determination By Landlord.  Landlord shall initially
                    -------------------------
     determine the Fair Market Rent in each instance, and shall give Tenant notice (the "Market Rent Notice") of such determination and the basis on which such determination was made on or before the 90th day prior to the date on which such determination is to take effect, or as soon thereafter as is reasonably practicable.

               (3)  Disputes re Fair Market Rent.  In the event that Tenant
                    ----------------------------
     notifies Landlord in writing, on or before the 20th business day following any Market Rent Notice, that Tenant disagrees with the applicable determination, Landlord and Tenant shall negotiate in good faith to resolve such dispute within 10 business days thereafter (The 30th business day after any Market Rent Notice is referred to herein as the "Outside Agreement Date.") If not resolved by the Outside Agreement Date each party shall submit to the other its determination of Fair Market Rent and the dispute shall be submitted to arbitration in accordance with the following paragraph titled "Arbitration Procedures." Until any such dispute is resolved, any applicable payments due under this Lease shall correspond to Landlord's determination and, if Tenant's determination becomes the final determination, Landlord shall refund any overpayments to Tenant, within 5 business days following the final resolution of the dispute.

               (4)  Arbitration Procedures.
                    ----------------------

               (1) Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over the 5-year period ending on the date of such appointment in the leasing of properties similar to the Premises in the surrounding area of Los Angeles and Ventura Counties. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Fair Market Rent for the Premises is the closest to the actual Fair Market Rent for the Premises as determined by the arbitrators, taking into account the requirements of this subparagraph regarding the same. Each such arbitrator shall be appointed within 15 days after the Outside Agreement Date. Landlord and Tenant may not consult with either such arbitrator prior to resolution.

               (2) The two arbitrators so appointed shall within 15 days of the date of the appointment of the last appointed arbitrator, meet and attempt to reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Fair Market Rent, and shall notify Landlord and Tenant of their decision, if any.

               (3) If the two arbitrators are unable to reach a decision, the two arbitrators shall, within 30 days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a 3rd arbitrator who shall be a broker who shall be qualified under the same criteria set forth hereinabove for qualification of the initial 2 arbitrators.

               (4) The 3 arbitrators shall, within 30 days of the appointment of the 3rd arbitrator, reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Fair Market Rent, and shall notify Landlord and Tenant thereof.

               (5) The decision of the majority of the 3 arbitrators shall be binding upon Landlord and Tenant.

               (6) If either Landlord or Tenant fails to appoint an arbitrator within 15 days after the Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

               (7) If the 2 arbitrators fail to agree upon and to appoint a 3rd arbitrator, then the appointment of the 3rd arbitrator shall be dismissed, and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instructions set forth in this Lease.

               (8) The cost of arbitration shall be paid by Landlord and Tenant equally.

     40.  Security Measures.  Tenant hereby acknowledges that Landlord shall
          -----------------
have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Tenant assumes all responsibility for the protection of Tenant, its agents and invitees and the property of Tenant and of Tenant's agents and invitees from acts of third parties. Nothing herein contained shall prevent Landlord at Landlord's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).
                                                            ------

     41.  Easements.  Landlord reserves to itself the right, from time to time,
          ---------
to grant such easements, rights and
dedications that Landlord deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material default of this Lease by Tenant without the need for further notice to Tenant.

     42.  Performance Under Protest.  If at any time a dispute shall arise as to
          -------------------------
any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

     43.  Authority.  If Tenant is a corporation, trust, or general or limited
          ---------
partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Tenant is a corporation, trust or partnership, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

     44.  Cashiers Checks.
          ---------------

          44.1 In the event that any check given to Landlord by Tenant shall not be honored by the bank upon which it is drawn on two or more occasions, then Landlord, at its option may require all future payments to be made by Tenant under this Lease to be made by Cashier's Checks.

          44.2 Any payment made by Tenant pursuant to a written notice to pay or be deemed in default under this Lease shall be made by Cashier's Check.

      1.  Amendments to Lease.
          -------------------

          44.3 At such times as a rental adjustment is made to this Lease by virtue of any provision of this Lease, the parties shall execute a written amendment to this Lease to reflect said change.

          44.4 Tenant agrees to make any non-monetary modifications to this Lease that may be required by an institutional mortgagee of Landlord; provided that Tenant shall not be obligated to incur any cost or expense in connection with making such modifications.

     45.  Storage Tanks.
          -------------

          45.1 Notwithstanding anything to the contrary in Paragraph 7.3 hereof,
                                                                     ---
Tenant shall not install storage tanks of any size or shape in the Premises, above or below ground, without the consent of the Landlord which can be withheld in Landlord's sole discretion. If Landlord elects to grant its consent, Landlord shall have the right to condition its consent upon Tenant agreeing to give to Landlord such assurances that Landlord, in its sole discretion, deems necessary to protect itself against potential problems concerning the installation, use, removal and contamination of the Premises as a result of the installation and/or use of such tank, including but not limited to the installation of a concrete encasement for said tank. Tenant shall comply at its expense with all applicable permit and/or registration requirements and repair any damage caused by the installation, maintenance or removal of such tank.
Upon termination of the Lease, Tenant shall, at its sole cost and expense, remove any tank from the Premises, remove and replace any contaminated soil or materials (and compact or treat the same as then required by law) and repair any damage or change to the Premises caused by said installation and/or removal. Nothing contained herein shall be construed to diminish or reduce Tenant's obligations under Paragraph 47.
                            --

          45.2 Landlord shall have the right to employ experts and/or consultants, at Tenant's expense, to advise Landlord with respect to the installation, operation, monitoring, maintenance and removal and restoration of any such tank.

     46.  Hazardous Materials.
          -------------------

          46.1 Tenant's Covenants Regarding Hazardous Materials.
               ------------------------------------------------

               (1) Landlord's Prior Consent.  Notwithstanding anything contained
                   ------------------------
     in this Lease to the contrary, Tenant has not caused or permitted, and shall not cause or permit any "Hazardous Materials" (as defined in subparagraph (b) below) to be brought upon, kept, stored, discharged, released or used in, under or about the Premises by Tenant, its agents, employees, contractors, subcontractors, licensees or invitees, unless (1) such Hazardous Materials are reasonably necessary to Tenant's business and will be handled, used, kept, stored and disposed of in a manner which complies with all "Hazardous Materials Laws" (as defined in subparagraph
     (b) below); (2) Tenant will comply with such other rules or requirements as Landlord may from time to time impose, including without limitation that
     (i) such materials are
     in small quantities, properly labeled and contained, (ii) such materials are handled and disposed of in accordance with the highest accepted industry standards for safety, storage, use and disposal, (iii) such materials are for use in the ordinary course of business (i.e., as with
                                                               ----
     office or cleaning supplies), (3) notice of and a copy of the current material safety data sheet is provided to Landlord for each such Hazardous Material, and (4) Landlord shall have granted its prior written consent to the use of such Hazardous Materials. The foregoing prohibition shall not apply to commercially reasonable quantities of general office supplies and cleaning materials; provided that Tenant's use complies with all Hazardous Materials Laws (as defined below) and is incidental to Tenant's operation of its business.

               (2) Compliance with Hazardous Materials Laws.  As used herein,
                   ----------------------------------------
     the term "Hazardous Materials" means any (1) oil, petroleum, petroleum products, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which (i) pose a hazard to the Premises or to persons on or about the Premises or (ii) cause the Premises to be in violation of any Hazardous Materials Laws (as hereinafter defined); (2) asbestos in any form, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas; (3) chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S) 9601, et
                                                                             --
     seq.; the Resources Conservation Recovery Act, 42 U.S.C. (S) 6901, et seq.;
     ---                                                                -- ---
     the Hazardous Materials Transportation Act, as amended, 49 U.S.C. (S) 1801,

     et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. (S)
     -- ---
     1251, et seq.; Sections 25115, 25117, 25122.7, 25140, 25249.8, 25281, 25316
           -- ---
     and 25501 of the California Health and Safety Code; and Title 22 of the California Code of Regulations, Division 4.5, Chapter 11; (4) other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Premises or the owners and/or occupants of property adjacent to or surrounding the Premises, or any other Person coming upon the Premises or adjacent property; and (5) other chemical, materials or substance which may or could pose a hazard to the environment. As used here the term "Hazardous Materials Laws" means any federal, state or local laws, ordinances, regulations or policies relating to the environment, health and safety, and Hazardous Materials (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under or about the Premises, including, without limitation, soil, groundwater and indoor and ambient air conditions. Tenant shall at all times and in all respects comply with all Hazardous Materials Laws.

               (3) Hazardous Materials Removal.  Upon expiration or earlier
                   ---------------------------
     termination of this Lease, Tenant shall, at Tenant's sole cost and expense, cause all Hazardous Materials brought on the Premises by Tenant or any agent, contractor, sublessee, employee or invitee of Tenant (collectively, the "Tenant Parties") to be removed from the Premises in compliance with all applicable Hazardous Materials Laws. If any Tenant Party violates the provisions of the foregoing two paragraphs, or if any Tenant Party's acts, negligence, or business operations contaminate, or expand the scope of contamination of, the Premises from such Hazardous Materials, then Tenant shall promptly, at Tenant's expense, take all investigatory and/or remedial action (collectively, the "Remediation") that is necessary in order to clean up, remove and dispose of such Hazardous Materials causing the violation on the Leased Premises or the underlying groundwater or the properties adjacent to the Leased Premises to the extent such contamination was caused by any Tenant Party, in compliance with all applicable Hazardous Materials Laws. Tenant shall further repair any damage to the Premises caused by the Hazardous Materials contamination by any Tenant Party.
     Tenant shall provide prior written notice to Landlord of such Remediation, and Tenant shall commence such Remediation no later than thirty (30) days after such notice to Landlord and diligently and continuously complete such Remediation. Such written notice shall also include Tenant's method, time and procedure for such Remediation and Landlord shall have the right to require reasonable changes in such method, time or procedure of the Remediation. Tenant shall not take any Remediation in response to the presence of any Hazardous Materials in or about the Premises or enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises, without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interests with respect thereto.

               (4) Notices.  Tenant shall immediately notify Landlord in writing
                   -------
     of: (i) any enforcement, cleanup, removal or other governmental or regulatory action threatened, instituted, or completed pursuant to any Hazardous Materials Laws with respect to the Premises; (ii) any claim, demand, or complaint made or threatened by any person against Tenant or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials; and (iii) any reports made to any governmental authority arising out of any Hazardous Materials on or removed from the Premises. Landlord shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Premises initiated in connection with any Hazardous Materials Laws.

          46.2 Indemnification of Landlord.  Tenant shall indemnify, protect,
               ---------------------------
defend and forever hold Landlord harmless from any and all damages, losses, expenses, liabilities, obligations and costs arising out of any failure of Tenant to observe any of the covenants contained in paragraphs 46 and 47.

          46.3 Preexisting Conditions.  Notwithstanding anything to the contrary
               ----------------------
in this Lease, Tenant shall not be liable to Landlord under this Lease for any cost associated with Hazardous Materials, if any, to the extent that the Hazardous Materials existed on the Premises prior to the date Tenant takes possession of the Premises and were not brought on to the Premises by Tenant, its agents, employees, contractors, subcontractors, licensees or invitees (the "Preexisting Conditions"). Without limiting any other provision of this Lease, Tenant shall provide Landlord with the original of any notices or other documents received by Tenant in connection with the Preexisting Conditions.

     47.  Landlord's Default.
          ------------------

          Any damages or judgments arising out of Landlord's default of its obligations under this Lease shall be satisfied only out of Landlord's interest and estate in the Premises, and Landlord shall have no personal liability beyond such interest and estate with respect to such damages or judgments.

     48.  Recovery of Concessions Upon Early Termination.  In the event that
          ----------------------------------------------
Tenant's right of possession of the Premises is terminated prior to the end of the initial Term by reason of default, legal process, abandonment, or any other reason other than mutual agreement of the parties, then immediately upon such termination, an amount shall be due and payable by Tenant to Landlord equal to the unamortized portion as of that date (which amortization shall exclude any Option Terms and shall be based on an interest rate of twelve percent (12%) per annum) of the sum of (i) the amount of the Tenant Improvement Allowance, (ii) the value of the free Base Rent (i.e., the Base Rent stated in this Lease to be abated as an inducement to Tenant's entering into this Lease) enjoyed as of that date by Tenant, and (iii) the amount of all commissions paid by Landlord in order to procure this Lease.

     49.  Easements and Restrictions of Record
          ------------------------------------

          49.1 Tenant accepts the Premises and Industrial Center subject to the easements and covenants or restrictions of record.

          49.2 Landlord and Tenant agree to cooperate and use their best efforts to participate in traffic management programs generally applicable to businesses located in the area which includes the Industrial Center and, initially, shall encourage and support van and car pooling by Tenant's employees to the fullest extent permitted by the requirements of Tenant's business. Neither this Paragraph nor any other provision in this Lease, however, is intended to or shall create any rights or benefits in any other person, firm, company, governmental entity or the public.

     50.  Offer.  Preparation of this Lease by Landlord or Landlord's agent and
          -----
submission of same to Tenant shall not be deemed an offer to lease. This Lease shall become binding upon Landlord and Tenant only when fully executed by Landlord and Tenant.

     51.  Waiver of Trial by Jury.  LANDLORD AND TENANT HEREBY WAIVE TRIAL BY
          -----------------------
JURY AND CONSENT TO TRIAL WITHOUT A JURY IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LANDLORD OR TENANT AGAINST THE OTHER IN CONNECTION WITH THIS LEASE.

     52.  Tenant's Right To Terminate Lease on Payment of Fee.
          ---------------------------------------------------

          52.1 Exercise of Termination Right.  At any time after first day of
               -----------------------------
the 72nd month of the Term of this Lease but before the last day of the last day of the 78th month of the Term of the Lease, Tenant shall have the option, on notice to Landlord (the "Termination Notice"), to terminate this Lease with respect to the Premises. The termination shall be effective as of the last day of the 84th month of the Term of the Lease (the "Lease Termination Date"). Tenant's delivery of the Termination Notice to Landlord shall be accompanied by an amount equal to the Lease Termination Fee, as defined in this paragraph 53.

          52.2 Lease Termination Fee.  The Lease Termination Fee shall be equal
               ---------------------
to the sum of:

            (1) The amount of the Base Rent that would have been payable by Tenant for the Premises under the Lease during the three-month period after the Lease Termination Date; and

            (2) An amount equal to 80% of the "Unamortized Value as of the Lease Termination Date" of the "Lease Concessions," as defined below.

          52.2.2 Lease Concessions.  For purposes of this subsection 53.2,
                 -----------------
"Lease Concessions" shall be equal to the amount of the Tenant Improvement Allowance and any other improvement allowance granted by Landlord in connection with Landlord's delivery of the Premises to Tenant.

          52.2.3 Unamortized Value as of Lease Termination Date.  The
                 ----------------------------------------------
"Unamortized Value as of the Lease Termination Date" of the Lease Concessions shall be equal to the product of:

          (1) The number of months of the Lease Term remaining after the Lease Termination Date until the original Lease Expiration Date; and

          (2) The Monthly Lease Amortization Amount, as determined in subsection 53.2.3.

          52.2.4 Monthly Lease Amortization Amount. The "Monthly Lease
                 ---------------------------------
Amortization Amount" shall be determined as if it were a component of an annuity, using:

            (1) The amount of the Lease Concessions as the present value of the annuity;

            (2) Twelve percent (12%) per annum as the future value interest factor;

            (3) 120 as the number of monthly payments of the annuity, commencing on the Commencement Date and ending on the Expiration Date; and

            (4) The Monthly Lease Amortization Amount (the missing component) as the monthly payment amount under the annuity.

     54.  Signage Right.  Tenant shall have the right, at its sole cost and
          -------------
expense, to install a sign on the exterior of the Building as shown on Exhibit "C." The graphics, materials, color, design, lettering, size, location and specifications of Tenant's signage shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and the approval of the City of Simi Valley. The sign shall be installed and maintained, at Tenant's sole cost and expense, pursuant to an installation and maintenance program approved and supervised by Landlord. At the expiration or earlier termination of this Lease, Landlord shall, at Tenant's sole cost and expense, cause the sign to be removed and the exterior of the Building affected by the sign to be restored to the condition existing prior to the installation of the sign. Landlord may disapprove any signage that contains a name which relates to an entity or individual which is of a character or reputation, or is associated with a political orientation or faction, which is materially inconsistent with the quality of the Industrial Center, or which would otherwise reasonably offend the landlord of a comparable building or that would conflict with any covenants in leases of space in the Industrial Center.

     54.  Tenant Improvements.  Landlord shall also construct 20,629 square feet
          -------------------
of office improvements (the "Tenant Improvements") on the terms and conditions contained in paragraphs 56 and 57, below.
                        --     --

     55.  Tenant Improvement Plan.  The plans for the "Tenant Improvements"
          -----------------------
shall be developed as follows:

          55.1 Tenant has delivered a space plan for the Tenant Improvements to Landlord.

          55.2 Landlord and Tenant have approved the space plan described on Exhibit B (the "Preliminary Plans").

          55.3 Within thirty (30) business days after Landlord's approval of the Preliminary Plans, Landlord shall have final plans and specifications for the Tenant Improvements prepared, which final plans shall be in accordance with the Preliminary Plans.

          55.4 For a period of five (5) business days following receipt of the final plans and specifications by Tenant, Tenant shall have the right to comment as to those final plans and specifications. Such right of comment by Tenant must be exercised reasonably. If Tenant shall not have delivered the comments to Landlord within that period of time, it shall be deemed Tenant's waiver of any comment as to the final plans and specifications. If Tenant's comments are consistent with improvements of standard quality and the basic description of the Tenant Improvements contained in Preliminary Plans, Landlord's architect shall make reasonable efforts to incorporate Tenant's comments; provided that Landlord's architect's decision as to whether or not Tenant's comments are consistent with the Preliminary Plans approved by Landlord and Tenant shall be binding on Tenant.

          55.5 Tenant shall have three (3) business days after receipt of the revised final plans and specifications to provide its comments to Landlord and Landlord's Architect.

Failure to comment on the revised final plans and specifications within three
(3) business days after receipt thereof shall be deemed Tenant's waiver of any further comment as to the final plans and specifications. If Tenant's comments are consistent with improvements of standard quality and the basic description of the Tenant Improvements contained in Preliminary Plans, and with Tenant's prior comments on the final plans and specifications, Landlord's Architect shall make reasonable efforts to incorporate Tenant's comments; provided that Landlord's architect's decision as to whether or not Tenant's comments are consistent with the Preliminary Plans approved by Landlord and Tenant shall be binding on Tenant.

     56.  Construction of Tenant Improvements.
          -----------------------------------

          56.1 The final plans and specifications approved by Landlord and Tenant are referred to herein as the "Construction Documents".

          56.2 Either Norm Wilson & Sons or Oltmans Construction, as selected by Landlord, shall be the contractor (the "Contractor") for the Tenant Improvements. Landlord shall require the Contractor to obtain bids from at least two subcontractors in each major trade.

          56.3 Tenant shall receive from Landlord an allowance (the "Tenant Improvement Allowance") in an amount not to exceed $1,000,000, which Tenant Improvement Allowance shall be used solely to contribute toward payment of the Work Costs (as defined below) of the Tenant Improvements. Tenant shall not be entitled to receive, and Landlord shall not be obligated to make, any disbursements from the Tenant Improvement Allowance after the date that is 180 days after the Commencement Date. As used herein, the term "Work Costs" means:
(a) all design and engineering fees incurred in connection with the preparation and review of the Construction Documents and any space plan and other plans in connection therewith (including the cost of Landlord's consulting architect, engineers and other consultants); (b) costs of permits, fees and taxes; (c) architect's fees; (d) the actual hard and soft costs and charges for material and labor, contractor's profit and contractor's general overhead incurred in connection with the Tenant Improvements constructed; (e) fees to Landlord for supervision of the construction of the Tenant Improvements; and (f) screening.

          56.4 Following Landlord's approval of the Construction Documents, Landlord shall give Tenant notice of Landlord's reasonable estimate of the Work Costs. In the event such estimate exceeds the Tenant's Improvement Allowance, Tenant shall pay Landlord within three (3) business days of such notice, an amount equal to such excess, which amount shall constitute the Reserve Fund. If any time thereafter, Landlord reasonably increases its estimate of the Work Costs, Landlord may give notice to Tenant of the amount of such increase and Tenant shall pay Landlord within ten days of such notice, the amount of such increase, which amount shall be added to the Reserve Fund. The Reserve Fund shall be maintained and disbursed by Landlord in the same manner as the Tenant Improvement Allowance. Landlord agrees that Tenant shall have the right to approve, which approval shall not be unreasonably withheld, any change order to the construction contract that would cause an increase in the Work Costs, except to the extent such change order is necessary in order to cause the Tenant Improvements to comply with the requirements of any governmental agency, statute, code, regulation or rule, or such change order is required due to any Tenant Delay or other act or omission of Tenant. Any failure of Tenant to respond to a request for approval of a change order within two (2) business days of delivery of such change order to Tenant shall be deemed Tenant's approval of such change order.

          56.5 Landlord shall independently retain the Contractor, on behalf of Tenant, to construct the Tenant Improvements in accordance with the Construction Documents, and shall supervise the construction by Contractor, and Tenant shall pay a construction supervision and management fee to Landlord in an amount equal to 5% of the Work Costs.

          56.6 Tenant shall be responsible for all Work Costs. Landlord shall, on Tenant's behalf, pay Work Costs from the Tenant Improvement Allowance, to the extent funds are available therefrom, by making payments to third parties or payments to Landlord as provided in this Section 57.6. Landlord shall provide Tenant with copies of invoices on a monthly basis.

            (1) Landlord is authorized to disburse funds from the Tenant Improvement Allowance and the Reserve Fund on Tenant's behalf to the Contractor or any subcontractor, material supplier or other party entitled to compensation in connection with the Tenant Improvements. The Tenant Improvement Allowance and the Reserve Funds shall be disbursed in the proportion that each bears to the total estimated Work Cost. Accordingly, as to any individual disbursement, the portion payable out of the Tenant Improvement Allowance shall equal a percentage determined by dividing the Tenant Improvement Allowance by the total estimated Work Cost and the portion disbursed from the Reserve Funds shall be a percentage determined by dividing the total amount of the Reserve Funds by the total estimated Work Costs. In the event that the estimate of the Work Costs increases, all disbursements thereafter shall be made entirely from the Reserve Funds until the remaining amounts in the Tenant Improvement Allowance and the Reserve Funds are in the same proportions as existed with respect to the original estimate of Work Costs and Tenant's initial deposit into the Reserve Fund.

            (b) As part of each disbursement of Tenant Improvement Allowance and Reserve Funds, a portion of the supervision fees equal to 5% of such disbursement shall also be made. Upon completion of the Tenant Improvements, the actual supervision fee shall be determined and the difference between the actual and estimated supervision fee shall, as appropriate, be refunded by Landlord to the Tenant Improvement Allowance, or paid to Landlord from the Tenant Improvement Allowance. If, at any time, Landlord shall be entitled to payment for supplying materials or services, or for reimbursements from Tenant as provided hereunder, Landlord may disburse to itself funds from the Tenant Improvement Allowance. At Landlord's option, any such payment to Landlord hereunder may be made by a credit against the Tenant Improvement Allowance.

          56.7 Landlord shall be solely responsible for obtaining approval of the Construction Documents by the City of Simi Valley, California, together with approvals of any other governmental agencies having jurisdiction, including all necessary permits and a temporary or permanent Certificate of Occupancy. Any delay in the construction of the Tenant Improvements arising out of any delay or failure on the part of Tenant to obtain appropriate permits for the operation of its business and/or installation of its fixtures and equipment in the Premises shall constitute a Tenant Delay.

          56.8 As used in this Lease, the term "Substantial Completion" means substantial completion of the Production Area Tenant Improvements or the Office Area Tenant Improvements, as applicable, as determined by Landlord's Architect. If there shall be a delay or there are delays in the completion of the Tenant Improvements (each, a "Tenant Delay") as a direct, indirect, partial or total result of:

            (a) Tenant's failure to approve any matter requiring Tenant's approval within the time period specified in this Lease;

            (b) A breach by Tenant of the terms of this Lease;

            (c) Changes in any of the Construction Documents after disapproval of the same by Landlord;

            (d) Tenant's request for changes in the Construction Documents;

            (e) Tenant's request for any special, long-lead materials or installations as part of the Tenant Improvements;

            (f) Any changes initiated by Tenant by reason of Tenant's disapproval of cost proposals or resulting in the preparation of revised cost proposals;

            (g) Field changes to the construction work by Tenant;

            (h) The delivery, installation or completion of any Tenant-finish work performed by Tenant's contractors, employees or agents;

            (i) Performance of any work to be done by Tenant or any failure to complete or delay in completion of such work; or

            (j) Any other acts or omissions of Tenant, or its agents or employees;

then, notwithstanding anything to the contrary set forth in the Lease and regardless of the actual date that possession of the Premises is delivered to Tenant, the Commencement Date, the Production Area Rent Commencement Date, and the Office Area Rent Commencement Date of the Lease shall be deemed to be the date the Commencement Date, the Production Area Rent Commencement Date, or the Office Area Rent Commencement Date, as applicable, would have occurred if no Tenant Delay or Delays had occurred.

     57.  Available Space.  Landlord shall make reasonable efforts to keep
          ---------------
Tenant informed of any space in the Building and in the building known as 3940 Heritage Oaks, Simi Valley, California (the "Other Building") that becomes Available (as defined below) during the Term. Tenant, however, has no rights with respect to any space in the Building or the Other Building and Landlord's failure to inform Tenant of the Availability of any such space shall not give Tenant any rights against Landlord or prohibit or otherwise impair Landlord's leasing of any such space. As used herein, "Available" means that the space (i) is not part of the Premises, (ii) is not then subject to a lease, (iii) is not then subject to any rights of any tenant to renew their lease or expand their premises as set forth in their lease, including without limitation any rights of first offer, and (iv) is not then subject to any negotiations between Landlord and a prospective tenant or an existing tenant. The provisions of Paragraph 39 are applicable to this Paragraph. In the event Landlord ceases to own the Other Building, the Paragraph shall no longer apply to the Other Building.

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.


"LANDLORD"                                       "TENANT"
----------                                       --------

STRATEGIC PERFORMANCE FUND-II, INC.,             QUALSTAR CORPORATION, a
a Maryland corporation                           California corporation


By                                               By
--------------------------                       ------------------------------
          ---------------------                  ------------------------------
          Printed Name and Title                 --
                                                         Printed Name and Title

By                                               By
--------------------------                       ------------------------------
          ---------------------                  ------------------------------
          Printed Name and Title                 --
                                                         Printed Name and Title

                                   EXHIBIT A

                                   PREMISES

                                (See Attached)

                                   EXHIBIT B

                              APPROVED SPACE PLAN

                                (See Attached)

                                   EXHIBIT C

                              APPROVED SIGN PLAN
                                   (if any)


                                     None.

                                      -1-